SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

                                  NDS GROUP PLC
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each Class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                  NDS GROUP PLC
                                 One London Road
                          Staines, Middlesex, TW18 4EX
                                     England

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on October 31, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of NDS Group plc (the "Company") will be held on October 31, 2005, at 10:30 a.m. Eastern time, at 875 Third Avenue, 25th Floor, New York, New York 10022.

      At the Annual Meeting, shareholders will be asked to pass the following resolutions, with such amendments and alterations as shall be determined upon at the Annual Meeting, which will be proposed as to Proposals 1 to 5 as ordinary resolutions and as to Proposals 6 and 7 as special resolutions:

(1) That the Company's U.K. annual report and financial statements (the "U.K. Annual Accounts") for the fiscal year ended June 30, 2005, together with the corresponding Independent Auditors' Report and Directors' Report, be approved.

(2) That the Directors' Remuneration Report for the fiscal year ended June 30, 2005 be approved.

(3) That the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006 be ratified and that the Audit Committee of the Board of Directors of the Company be authorized to determine its remuneration in respect of such period.

(4)   That Roger W. Einiger be reappointed as a Director of the Company.

(5)   That:

            a. in accordance with Article 6 of the Company's Articles of Association, the Board of Directors (the "Board") be authorized to allot relevant securities for further issuance up to a maximum nominal amount of $403,429 (a maximum of 40,342,941 shares);

            b. this authority shall expire on November 1, 2010 without further shareholder consent; and

            c. all previous authorities under section 80 of the Companies Act 1985 be revoked.

(6)   That:

            a. in accordance with Article 7 of the Company's Articles of Association, the Board be given authority to allot equity securities up to a maximum nominal amount of $403,429 for cash on a non pre-emptive basis; and

            b. this authority shall expire on November 1, 2010 without further shareholder consent.

(7) That the Amended and Restated Articles of Association be approved and adopted as the Articles of Association of the Company.

NOTES

(a) Only shareholders of record of the Company's Series A Ordinary Shares, $0.01 par value per share ("Series A Ordinary Shares") and Series B Ordinary Shares, $0.01 par value per share ("Series B Ordinary Shares", and together with Series A Ordinary Shares, the "Ordinary Shares"), at the close of business on September , 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Because News Corporation, through its subsidiary News Nominees Limited, beneficially owns all of the Company's Series B Ordinary Shares, it controls approximately 96.9% of the Company's voting power. By reason of such ownership, News Corporation is able to control the composition of the Board and to control the votes on all other matters submitted to a vote of the Company's shareholders. Holders of the Series A Ordinary Shares and Series B Ordinary Shares vote together as one class and News Corporation intends to vote all of the Series B Ordinary Shares in favor of all of the proposals set forth herein.

(b) If your Series A Ordinary Shares are registered directly in your name with the Company's transfer agent, Lloyds TSB Registrars, you are a shareholder of record, and proxy materials are being sent directly to you from the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. Under the Company's Articles of Association, you are entitled to appoint one or more proxies (who need not be members of the Company) to attend the Annual Meeting and vote on your behalf. Further, under the Company's Articles of Association, deposit of an instrument of proxy shall not preclude you from attending and voting in person at the Annual Meeting. To be valid, forms of proxy (as attached) must be completed and lodged at the registered office of the Company no later than 10:30 a.m. Eastern time on October 29, 2005.

(c) If you hold American Depositary Shares or if your Series A Ordinary Shares are held in "street name," meaning your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of these shares and these proxy materials are being forwarded to you by the depositary, your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote. However, since you are not the shareholder of record of the shares, you may not vote those shares in person at the Annual Meeting, unless you obtain a signed proxy from the record holder giving you the right to vote those shares. You will receive instructions from the depositary, your broker, bank or other nominee describing how to vote your shares of Series A Ordinary Shares.

(d) If you are planning to attend the meeting in person, you will be asked to register prior to entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a shareholder of record, you must present a properly executed proxy card and your ownership of Series A Ordinary Shares will be verified against the list of shareholders of record as of the Record Date prior to being admitted to the Annual Meeting. If you are not a shareholder of record and hold your shares of Series A Ordinary Shares in "street name," i.e., your shares of Series A Ordinary Shares are held in a brokerage account or by a bank or other nominee, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

(e) Prior to entering the Annual Meeting, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. The security procedures may require additional time, so please plan accordingly. The Company will be unable to admit anyone who does not comply with these security procedures. If you do not provide government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

                                Alexander Gersh
                                Chief Financial Officer and Company Secretary Middlesex, England
                                September     , 2005

                             YOUR VOTE IS IMPORTANT

      REGARDLESS OF HOW MANY ORDINARY SHARES YOU OWN AS OF THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Proposal No. 1: Approval of the U.K. Annual Accounts for the Fiscal Year Ended June 30, 2005, Together
   With the Corresponding Independent Auditors' Report and Directors' Report......................................5

Proposal No. 2: Approval of the Directors' Remuneration Report for the Fiscal Year Ended June 30, 2005............6

Proposal No. 3: Ratification of the Selection of Ernst & Young LLP as the Company's Independent
   Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2006, and the Authorization of
   the Audit Committee to Determine its Remuneration in Respect of Such Period....................................7

Proposal No. 4: Re-appointment of Roger W. Einiger as a Director of the Company...................................9

Proposal No. 5: Authorization of the Board to Allot Relevant Securities for Further Issuance up to a
   Maximum Nominal Amount of $403,429 (a Maximum of 40,342,941 Ordinary Shares), With Such Authority
   Expiring on November 1, 2010 Without Further Shareholder Consent..............................................16

Proposal No. 6: Authorization of the Board to Allot Equity Securities up to a Maximum Nominal Amount of
   $403,429 for Cash on a Non Pre-emptive Basis, With Such Authority Expiring on November 1, 2010
   Without Further Shareholder Consent...........................................................................17

Proposal No. 7: Approval and Adoption of the Amended and Restated Articles of Association of the Company.........18

Executive Officers of the Company................................................................................19

Security Ownership of the Company................................................................................19

Executive Compensation and Other Information.....................................................................21

Summary of Option Grants.........................................................................................23

Summary of Options Exercised.....................................................................................23

Employment Agreements............................................................................................24

Report of the Remuneration Committee.............................................................................26

Remuneration Committee Interlocks and Insider Participation......................................................27

Report of the Audit Committee....................................................................................28

Five-Year Cumulative Total Shareholder Return (June 30, 2000-June 30, 2005)......................................30

Certain Relationships and Related Transactions...................................................................30

Section 16(a) Beneficial Ownership Reporting Compliance..........................................................31

Annual Report on Form 10-K.......................................................................................31

2006 Shareholders Proposals......................................................................................31

Other Matters....................................................................................................31

                                  NDS GROUP PLC
                                 One London Road
                          Staines, Middlesex, TW18 4EX
                                     England

                                 PROXY STATEMENT

                Annual Meeting of Shareholders--October 31, 2005

                                     GENERAL

Persons Making the Solicitation

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of NDS Group plc (the "Company") of proxies for use at an Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 31, 2005 at 10:30 a.m. Eastern time, at 875 Third Avenue, 25th Floor, New York, New York 10022, and at any adjournment thereof. This proxy statement is first being mailed to shareholders on or about September , 2005. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at the Annual Meeting.

      The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. Also, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

Outstanding Shares

      The Company has two classes of ordinary shares, Series A ordinary shares, par value $0.01 per share ("Series A Ordinary Shares"), and Series B Ordinary Shares, par value $0.01 per share ("Series B Ordinary Shares," and together with the Class A Ordinary Shares, the "Ordinary Shares"), and one class of deferred shares, par value (pound)1 per share. The Series A Ordinary Shares trade in the form of American Depositary Shares ("ADSs") on The NASDAQ National Market and the First Market - Continuous of the Euronext Brussels exchange in Belgium. Each ADS represents one Series A Ordinary Share. The ADSs are evidenced by American Depositary Receipts ("ADRs") issued by The Bank of New York, as depositary, under a Deposit Agreement, dated November 26, 1999, among the Company, The Bank of New York and the registered owners and beneficial owners of ADRs. Substantially all of the Series A Ordinary Shares are held of record by The Bank of New York, as custodian. News Corporation owns all of the outstanding and issued Series B Ordinary Shares. All references to "you," "your," "yours" or other words of similar import in this proxy statement refers to holders of Ordinary Shares.

Record Date

      Only holders of record of Ordinary Shares of the Company at the close of business on September , 2005 (the "Record Date") are entitled to notice of and
to vote at the Annual Meeting. As of the Record Date, there were        Series A
Ordinary Shares outstanding and       Series B Ordinary Shares outstanding. Each
Series A Ordinary Share is entitled to one vote per share and each Series B Ordinary Share is entitled to ten votes per share. A list of the shareholders of record as of the Record Date will be available at the Annual Meeting and during the ten (10) days prior to the Annual Meeting at the Company's principal executive offices.

      Because News Corporation, through its subsidiary News Nominees Limited, beneficially owns all of the Company's Series B Ordinary Shares, it controls approximately 96.9% of the Company's voting power. By reason of such ownership, News Corporation is able to control the composition of the Board and to control the votes on all other matters submitted to a vote of the Company's shareholders. Holders of the Series A Ordinary Shares and Series B Ordinary Shares vote together as one class and News Corporation intends to vote all of the Series B Ordinary Shares in favor of all of the proposals set forth herein.

      If you hold Series A Ordinary Shares that are registered directly in your name with the Company's transfer agent, Lloyds TSB Registrars, you are a shareholder of record, and these proxy materials are being sent directly to you from the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. Under the Company's Articles of Association, you are entitled to appoint one or more proxies (who need not be shareholders of the Company) to attend the Annual Meeting and vote on your behalf. Further, under the Company's Articles of Association, deposit of an instrument of proxy shall not preclude you from attending and voting in person at the Annual Meeting.

      If you hold ADSs or if you hold Series A Ordinary Shares that are held in "street name," meaning your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of those Series A Ordinary Shares and these proxy materials are being forwarded to you by the depositary, your broker, bank or nominee who is considered the shareholder of record with respect to those Series A Ordinary Shares. As the beneficial owner, you have the right to direct the depositary, your broker, bank or nominee on how to vote. However, since you are not the shareholder of record of those shares, you may not vote those shares in person at the Annual Meeting, unless you obtain a signed proxy from the shareholder of record giving you the right to vote those Series A Ordinary Shares in person at the Annual Meeting. If you are a beneficial owner of Series A Ordinary Shares, you will receive instructions from the depositary, your broker, bank or other nominee describing how to vote your Series A Ordinary Shares.

Voting and Revocation

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted "FOR" all of the proposals.

      If you hold ADSs or if your Series A Ordinary Shares are held in "street name," please check your proxy card or contact the depositary, your broker, bank or nominee to determine whether you will be able to vote by telephone or electronically. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers Internet and telephone voting options.

      A proxy may be revoked by a shareholder at any time prior to the voting thereof by giving notice of revocation in writing to the Company Secretary, by duly executing and delivering to the Company Secretary a proxy bearing a later date or by voting in person at the Annual Meeting. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Attending the Annual Meeting in Person

      As discussed above, if your Series A Ordinary Shares are registered directly in your name with the Company's transfer agent, you are considered the shareholder of record with respect to such Series A Ordinary Shares and you have the right to attend the Annual Meeting and vote in person, subject to compliance with the procedures described below. If your Series A Ordinary Shares are held in a brokerage account, or by a bank or other nominee, you are the beneficial owner of such Series A Ordinary Shares. As such, in order to attend the Annual Meeting or vote in person, you must obtain and present at the time of registration a properly executed proxy from the shareholder of record giving you the right to vote your Series A Ordinary Shares.

      If you are planning to attend the meeting in person, you will be asked to register prior to entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a shareholder of record, you must present a properly executed proxy card and your ownership of Series A Ordinary Shares will be verified against the list of shareholders of record as of the Record Date prior to being admitted to the Annual Meeting. If you are not a shareholder of record and hold your shares of Series A Ordinary Shares in "street name," i.e., your shares of Series A Ordinary Shares are held in a brokerage account or by a bank or other nominee, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

      Prior to entering the Annual Meeting, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. The security procedures may require additional time, so please plan accordingly. The Company will be unable to admit anyone who does not comply with these security procedures. If you do not provide government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Annual Meeting.

      If you require any special accommodations at the Annual Meeting due to a disability, please contact the Corporate Secretary at +44 208 476 8000 and identify your specific needs by October 26, 2005.

Required Vote

      Quorum. There must be a quorum in order for the Company to conduct the Annual Meeting. A quorum requires the presence, in person or by proxy, of two shareholders entitled to vote at the Annual Meeting. Abstentions and "broker non-votes" will also be counted for purposes of establishing a quorum at the meeting. A "broker non-vote" occurs when you do not give your broker, bank or nominee instructions on how to vote your Series A Ordinary Shares. You are urged to vote by proxy even if you plan to attend the Annual Meeting so that the Company will know as soon as possible that enough votes will be present for the Annual Meeting to be held.

      The following proposals require the affirmative vote of a majority of the Ordinary Shares present in person or by proxy, and entitled to vote on the matter at the Annual Meeting:

      Proposal 1. Approval of the Company's U.K. Annual Report and Financial Statements (the "U.K. Annual Accounts") for the Fiscal Year Ended June 30, 2005, Together with the Corresponding Independent Auditors' Report and Directors' Report;

      Proposal 2. Approval of the Directors' Remuneration Report for the Fiscal Year Ended June 30, 2005;

      Proposal 3. Ratification of the Selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2006, and the Authorization of the Audit Committee of the Board (the "Audit Committee") to Determine Its Remuneration in Respect of Such Period;

      Proposal 4. Re-appointment of Roger W. Einiger as a Director of the Company; and

      Proposal 5. Authorization of the Board to Allot Relevant Securities for Further Issuance up to a Maximum Nominal Amount of $403,429 (a Maximum of 40,342,941 Ordinary Shares), With Such Authority Expiring on November 1, 2010 Without Further Shareholder Consent.

      The following proposals require the affirmative vote of 75% of the Ordinary Shares present in person or by proxy, and entitled to vote on the matter at the Annual Meeting:

      Proposal 6. Authorization of the Board to Allot Equity Securities up to a Maximum Nominal Amount of $403,429 for Cash On a Non Pre-emptive Basis, With Such Authority Expiring on November 1, 2010 Without Further Shareholder Consent; and

      Proposal 7. Approval and Adoption of the Amended and Restated Articles of Association of the Company.

      All Ordinary Shares represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with your instructions. If no instructions are provided in a proxy, the number of Ordinary Shares represented by such proxy will be voted:

      o "FOR" the approval of the U.K. Annual Accounts for the fiscal year ended June 30, 2005, together with the corresponding Independent Auditors' Report and Directors' Report;

      o "FOR" the approval of the Directors' Remuneration Report for the fiscal year ended June 30, 2005;

      o "FOR" the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006 and the authorization of the Audit Committee to determine its remuneration in respect of such period;

      o "FOR" the re-appointment of Roger W. Einiger as a Director of the Company;

      o "FOR" the authorization of the Board to allot relevant securities for further issuance up to a maximum nominal amount of $403,429 (a maximum of 40,342,941 Ordinary Shares), with such authority expiring on November 1, 2010 without further shareholder consent;

      o "FOR" the authorization of the Board to allot equity securities up to a maximum nominal amount of $403,429 for cash on a non pre-emptive basis, with such authority expiring on November 1, 2010 without further shareholder consent; and

      o "FOR" the approval and adoption of the Amended and Restated Articles of Association of the Company.

      Abstentions and "broker non-votes" are not deemed votes cast in favor of any of the Proposals set forth above for purposes of calculating the vote.

                                 PROPOSAL NO. 1:
                      APPROVAL OF THE U.K. ANNUAL ACCOUNTS
           FOR THE FISCAL YEAR ENDED JUNE 30, 2005, TOGETHER WITH THE
        CORRESPONDING INDEPENDENT AUDITORS' REPORT AND DIRECTORS' REPORT

      Attached to this proxy statement as Annex A are the U.K. Annual Accounts, together with the corresponding Independent Auditors' Report and Directors' Report. The U.K. Annual Accounts have been prepared in accordance with the U.K. Companies Act 1985. They have been prepared in accordance with United Kingdom generally accepted accounting principles and are presented in British pounds sterling. The U.K. Annual Accounts have been audited by Ernst & Young LLP, the Company's independent registered public accounting firm, who has written the corresponding Independent Auditors' Report on these accounts. The U.K. Annual Accounts, together with the corresponding Independent Auditors' Report and Directors' Report, will be presented to the Company and its shareholders for approval at the Annual Meeting and will then be delivered to Companies House in the United Kingdom.

      The affirmative vote of a majority of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to approve the U.K. Annual Accounts for the fiscal year ended June 30, 2005, together with the corresponding Independent Auditors' Report and Directors' Report.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE U.K. ANNUAL ACCOUNTS FOR THE FISCAL YEAR ENDED JUNE 30, 2005, TOGETHER WITH THE CORRESPONDING INDEPENDENT AUDITORS' REPORT AND DIRECTORS' REPORT.

                                 PROPOSAL NO. 2:
                     APPROVAL OF THE DIRECTORS' REMUNERATION
                 REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2005

      Attached to this proxy statement, beginning on page of Annex A, is the Directors' Remuneration Report for the fiscal year ended June 30, 2005. In accordance with U.K. legal requirements, the Directors' Remuneration Report has been approved by the Board and will be presented to the shareholders of the Company for approval at the Annual Meeting. The report will then be delivered to Companies House in the U.K. after the Annual Meeting.

      The affirmative vote of a majority of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to approve the Directors' Remuneration Report for the fiscal year ended June 30, 2005.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' REMUNERATION REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2005.

                                 PROPOSAL NO. 3:
                          RATIFICATION OF THE SELECTION
 OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                 FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2006,
                  AND THE AUTHORIZATION OF THE AUDIT COMMITTEE
             TO DETERMINE ITS REMUNERATION IN RESPECT OF SUCH PERIOD

      Subject to shareholder ratification, the Audit Committee has selected, and submitted to the shareholders of the Company for approval, Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2006. In connection with such selection, it is proposed that the shareholders authorize the Audit Committee to determine the remuneration for E&Y to act as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006. E&Y has audited the consolidated financial statements of the Company since the fiscal year ended June 30, 2002. A representative of E&Y is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement, if the representative desires to do so.

Disclosure of Auditor Fees

      The description of the fees for professional services rendered to the Company and its subsidiaries by E&Y for the fiscal years ended June 30, 2005 and 2004 are set forth below.

                                                           2005             2004
                                                           ----             ----
                                                              (in thousands)
Audit Fees(1) ................................             $853             $435
Audit-Related Fees(2) ........................               82               80
Tax Fees(3) ..................................               21               21
All Other Fees ...............................               --               --
                                                           ----             ----
Total Fees ...................................             $956             $536

----------
(1) Audit fees include: fees rendered in connection with the annual audit of the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2005 and June 30, 2004; the audit of the Company's annual management assessment of the effectiveness of internal control over financial reporting as of June 30, 2005 (as required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act")); statutory audits required internationally; reviews of the Company's unaudited condensed consolidated interim financial statements included in the Company's statutory and regulatory filings; and other services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2) Audit-related fees principally relate to work undertaken in connection with the presentation of historic financial information in U.S. dollars (fiscal 2005), employee benefit plan audits, due diligence related to mergers and acquisitions (fiscal 2004), accounting consultations and other services related to the performance of the audit or review of the Company's consolidated financial statements.

(3) Tax fees include fees for tax compliance for domestic and international operating units.

Audit Committee Pre-Approval Policies and Procedures

      The Audit Committee has established policies and procedures under which all audit and non-audit services performed by the Company's independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee's policy provides for pre-approval of audit, audit-related, and certain other services specifically described by the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds, as well as certain other services, must be separately approved. The policy also requires specific approval by the Audit Committee if total fees for tax services would exceed total fees for audit and audit-related services in any given fiscal year. The policy also provides that the Audit Committee can delegate pre-approval authority to any member of the Audit Committee provided that the decision to pre-approve is communicated to the full Audit Committee at its next meeting. The Audit Committee has delegated this responsibility to the Chairman of the Audit Committee. The Audit Committee's Charter provides for the approval of the remuneration of the auditors. As required by the Sarbanes-Oxley Act, all audit and non-audit services provided in the fiscal years ended June 30, 2005 and 2004 were pre-approved by the Audit Committee in accordance with these policies and procedures. The Audit Committee also reviewed the non-audit services provided by E&Y during the fiscal years ended June 30, 2005 and 2004, and determined that the provision of such non-audit services was compatible with maintaining the auditor's independence.

      The affirmative vote of a majority of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to ratify the selection of E&Y as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006, and the authorization of the Audit Committee to determine its remuneration in respect of such period.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2006, AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO DETERMINE ITS REMUNERATION IN RESPECT OF SUCH PERIOD.

                                 PROPOSAL NO. 4:
         RE-APPOINTMENT OF ROGER W. EINIGER AS A DIRECTOR OF THE COMPANY

      Roger W. Einiger was appointed by the Board as a Director of the Company on November 3, 2004. In accordance with Article 71 of the Company's Articles of Association, Mr. Einiger is offering himself for re-appointment as a Director at the Annual Meeting. If the shareholders approve his re-appointment, Mr. Einiger will hold office until the Company's annual meeting of shareholders to be held in 2008 or until his successor is appointed and qualified, subject to the provisions of the Company's Articles of Association and any amendments thereto.

      The following information with respect to Mr. Einiger's principal occupation or employment, other affiliations and business experience set forth below was furnished to the Company by Mr. Einiger. The age shown is as of August 22, 2005.

                                                                                                              Year
                                                                                                              Term
     Name and Age                    Business Experience and Directorships                Director Since     Expires
----------------------------  --------------------------------------------------------  ------------------  ---------
Roger W. Einiger (58)         Roger W. Einiger has been a Director of the Company              2004           2008
                              since November 2004 and is a member of the Board's
                              Audit Committee and the Remuneration Committee of
                              the Board (the "Remuneration Committee"). Mr.
                              Einiger has held several positions at Oppenheimer
                              & Co. since 1969, including as Controller from
                              1977 to 1983, Executive Vice President and Chief
                              Administrator from 1983 to 1992, and Vice Chairman
                              since 1992.

      If Mr. Einiger should become unavailable for appointment prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted for the appointment of a substitute nominee proposed by the Board. Mr. Einiger has agreed to serve if appointed and the Company's management has no reason to believe that he will be unable to serve.

      The affirmative vote of a majority of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to approve the re-appointment of Roger W. Einiger as a Director of the Company.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF ROGER W. EINIGER AS A DIRECTOR OF THE COMPANY.

Directors Continuing in Office

      The following table provides information regarding the Directors of the Company continuing in office. The information with respect to each of the Director's principal occupation or employment, other affiliations and business experience were furnished to the Company by the respective Director. The ages shown are as of August 22, 2005.

                                                                                                              Year
                                                                                                              Term
     Name and Age                    Business Experience and Directorships                Director Since     Expires
----------------------------  --------------------------------------------------------  ------------------  ---------
David F. DeVoe (58)           David F. DeVoe has been a Director of the Company since          1996             *
                              October 1996.  Mr. DeVoe has been a Director of News
                              Corporation and its Chief Financial Officer since 1990.
                              Mr. DeVoe has served as Senior Executive Vice President
                              of News Corporation since 1996 and was Executive Vice
                              President from 1990 until 1996.  Mr. DeVoe has been a
                              Director of News America Incorporated ("NAI")
                              since 1991, its Senior Executive Vice President
                              since 1998 and served as its Executive Vice
                              President from 1991 to 1998. Mr. DeVoe has been a
                              Director of Fox Entertainment Group, Inc. ("FEG")
                              since 1991 and its Senior Executive Vice President
                              and Chief Financial Officer since 1998. Mr. DeVoe
                              has been a Director of Star Group Limited ("Star")
                              since 1993, a Director of British Sky Broadcasting
                              Group plc ("BSkyB") since 1994, a Director of
                              Gemstar-TV Guide International, Inc. since 2001
                              and a Director of The DIRECTV Group, Inc. since
                              2003.

Nathan Gantcher (65)          Nathan Gantcher has been a Director of the Company since         2004           2006
                              January 2004.  He is also a member of the Audit and
                              Remuneration Committees. Mr. Gantcher is a private
                              investor and serves on several corporate boards. He was
                              the Chief Executive Officer and Co-Chairman of Alpha
                              Investment Management LLC from 2002 to 2004 and was the
                              Vice-Chairman of CIBC World Markets Corporation ("CIBC")
                              from 1997 to 1999.  Mr. Gantcher was the President and
                              co-Chief Executive Officer of Oppenheimer from 1983
                              until it was acquired by CIBC in 1997.  Mr. Gantcher was
                              a member of the Board of Trustees of Tufts University
                              from 1983 to 1995, and served as the Chairman of the
                              Board of Trustees from 1995 to 2003.  He is a member
                              of the Council on Foreign Relations, a Director of
                              Mack-Cali Realty Corporation and CharterMac, a senior
                              adviser for RRE Investors, and is a former governor of
                              the American Stock Exchange.

Lawrence A. Jacobs (50)       Lawrence A. Jacobs has been a Director of the Company            2005             *
                              since August 2005.  Mr. Jacobs has been Senior Executive
                              Vice President and Group General Counsel of News
                              Corporation since January 2005. Mr. Jacobs served as
                              News Corporation's Deputy General Counsel from 1996 to
                              2004, as Executive Vice President from 2001 to 2004 and
                              as Senior Vice President from 1996 to 2001. Mr. Jacobs
                              was a partner at the New York law firm of Squadron,
                              Ellenoff, Plesent & Sheinfeld prior to joining News
                              Corporation. Mr. Jacobs has served as a Director
                              of Innova S. de R.L de C.V. and as a Director of
                              Sky Brasil Servicos Ltda since 2002. Mr. Jacobs
                              has been a member of the Bar of the State of New
                              York since 1982.

                                                                                                              Year
                                                                                                              Term
     Name and Age                    Business Experience and Directorships                Director Since     Expires
----------------------------  --------------------------------------------------------  ------------------  ---------
Abraham Peled (60)            Abraham Peled has been a Director of the Company and its         1995            **
                              President and Chief Executive Officer since 1995.  From
                              1993 to 1995, Dr. Peled served as Senior Vice President
                              for Business Development for Elron Electronic
                              Industries.  From 1974 to 1993, Dr. Peled served as
                              Research Division Vice President, Systems and Software
                              for IBM.  In addition, Dr. Peled is a member of News
                              Corporation's Executive Management Committee and from
                              time to time is involved in matters pertaining to News
                              Corporation's wider business interests.

Peter J. Powers (61)          Peter J. Powers has been a Director of the Company since         2000           2007
                              2000. He is chairman of the Board's Remuneration and
                              Audit Committees. Mr. Powers has been President and
                              Chief Executive Officer of Powers Global Strategies LLC
                              since 1998 and served as First Deputy Mayor of the City
                              of New York from 1994 to 1996. He served as a Director
                              of FEG from 2003 through March 2005 and served as a
                              Director of the International Steel Group from 2004
                              through April 2005, where he served on its Board's
                              Compensation Committee and Nominating and Corporate
                              Governance Committee.

Arthur M. Siskind (66)        Arthur M. Siskind has been a Director of the Company             1996             *
                              since 1996.  He has been a Director of News Corporation
                              since 1991.  Since January 2005, Mr. Siskind has been
                              Senior Advisor to the Chairman of News Corporation.  At
                              News Corporation, Mr. Siskind also served as Group
                              General Counsel from 1991 to January 2005, as Senior
                              Executive Vice President from 1996 to January 2005 and
                              as Executive Vice President from 1991 to 1996.  Mr.
                              Siskind was Senior Executive Vice President and General
                              Counsel of FEG from 1998 to January 2005 and served as a
                              Director of FEG from 1998 to March 2005.  Mr. Siskind
                              has served as a Director of BSkyB since 1992.  Mr.
                              Siskind also served as a Director of NAI from 1991 to
                              January 2005 and as a Director of Star from 1993 to
                              January 2005.  Mr. Siskind has been a Member of the Bar
                              of the State of New York since 1962.

----------
* Denotes Director appointed by News Corporation, the Delaware corporation that succeeded The News Corporation Limited in connection with the change in corporate domicile of The News Corporation Limited in November 2004. Such Director's term is not subject to expiration.

** Denotes Director also serving as Chief Executive Officer of the Company. Such Director's term is not subject to expiration.

Compensation of Directors

      Directors' fees are not paid to Directors who are executives or employees of the Company (the "Executive Directors") because the responsibilities of Board membership are considered in determining remuneration provided as part of the executives' normal employment conditions.

      The basic fees payable to the Directors who are not executives of the Company, which consists of Messrs. Einiger, Gantcher and Powers (the "Non-Executive Directors"), are reviewed and recommended by the Remuneration Committee and set by the Board. The Remuneration Committee periodically reviews Director compensation against that of the Company's peers, considers the appropriateness of the form and amount of Director compensation and makes recommendations to the Board concerning such compensation with a view toward attracting and retaining qualified Directors.

      In the fiscal year ended June 30, 2005, each of the Non-Executive Directors received an annual retainer fee of $75,000. In the fiscal year ended June 30, 2005, in addition to the annual retainer, members of the Remuneration Committee received $2,500 and members of the Audit Committee received $15,000, with the Remuneration Committee Chairman receiving an additional $1,000 and the Audit Committee Chairman receiving an additional $10,000. Pursuant to the Company's Articles of Association, the aggregate amount that the Company may expend for compensation of Non-Executive Directors cannot exceed $1,000,000.

      All Directors of the Company are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to service on, the Board and any committee of the Board. As appointees to the Board by News Corporation, Messrs. DeVoe, Siskind and Jacobs receive no remuneration for their services as Directors of the Company. Fees paid in respect of Messrs. Gantcher and Powers were paid, at their request, to entities connected with them, rather than to them individually.

Meetings and Committees of the Board of Directors

      During the fiscal year ended June 30, 2005, the Board held five meetings and did not take any action by unanimous written consent. During fiscal year 2005, all of the Directors attended at least 75% of the meetings of the Board and the meetings of the committees on which they served, with the exception of Mr. Lachlan K. Murdoch, who attended two of the five meetings. Mr. Murdoch resigned from his position as Director of the Company on August 22, 2005.

      Directors are encouraged to attend and participate in the Company's annual meetings of shareholders. Three Directors attended the annual meeting of shareholders held on November 3, 2004.

      Under the applicable NASDAQ listing standards, the Company is deemed to be a "controlled company" because News Corporation holds more than 50% of the voting power of the Company. Accordingly, the Company is not subject to certain NASDAQ requirements, including the requirement that the Board consist of a majority of independent Directors, the requirement that it hold regular executive sessions of independent Directors or the requirement that it maintain independent compensation (or remuneration) and nominating committees.

      The Board has two standing committees: the Audit Committee and the Remuneration Committee.

      Audit Committee. The Audit Committee consists of Mr. Powers, who serves as Chairman of the Audit Committee, and Messrs. Einiger and Gantcher. The Audit Committee assists the Board in its oversight of (i) the integrity of the Company's financial reporting processes and systems of internal control, (ii) the qualifications, independence and performance of the Company's independent registered public accounting firm and the performance of the Company's corporate auditors and corporate audit function and (iii) the Company's compliance with legal and regulatory requirements. The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board.

      During the fiscal year ended June 30, 2005, the Audit Committee held four meetings. The Audit Committee's report appears on page 28.

      The Audit Committee Charter provides that its members shall consist entirely of Directors who the Board determines are "independent" in accordance with the NASDAQ listing standards and who meet the additional "independence" requirements imposed by the NASDAQ listing standards for Audit Committee membership. The Board has determined that each of the members of the Audit Committee meets the NASDAQ independence requirements. The Board has also determined that each member of the Audit Committee is an "audit committee financial expert," as such term is defined by the Securities and Exchange Commission (the "SEC"). A copy of the Audit Committee Charter is appended to this proxy statement as Annex B and may also be found on the Company's website at http://www.nds.com/investor_relations/corporate_governance.html#committees.

      Remuneration Committee. The Remuneration Committee currently consists of Mr. Powers, who serves as Chairman of the Remuneration Committee, and Messrs. Einiger, DeVoe and Gantcher. As a "controlled company," the Company is not required to maintain, and does not maintain, a Remuneration Committee that meets NASDAQ independence requirements. The Remuneration Committee has the authority to review and approve on behalf of the Company the entire individual remuneration package for the Chief Executive Officer and Chief Financial Officer of the Company, including approval of any service contract, any benefit, pension or incentive scheme entitlement, any other fees and expenses and any compensation payable on the termination of a service contract. It also exercises all the powers and discretion vested in the Board in respect of the Company's share option schemes. The Remuneration Committee is authorized to obtain outside legal advice or other independent professional advice, as well as information about remuneration practices in the Company's industry.

      During the fiscal year ended June 30, 2005, the Remuneration Committee held one meeting and acted by unanimous written consent twice.

      As a "controlled company," the Board does not have, and is not required to have, an independent nominating committee.

Corporate Governance Matters

      Because News Corporation, through its subsidiary News UK Nominees Limited, beneficially owns 100% of the Series B Ordinary Shares, which have ten votes per share (as opposed to the Series A Ordinary Shares, which have one vote per share), News Corporation controls approximately 96.9% of the Company's voting power. By reason of such ownership, News Corporation is able to control the composition of the Board and to control the votes on all other matters submitted to a vote of the Company's shareholders. Three of the Company's seven current Directors are Directors of News Corporation. Additionally, Dr. Peled, a Director and the Company's President and Chief Executive Officer, is a member of News Corporation's Executive Management Committee and from time to time is involved in matters pertaining to News Corporation's wider business interests.

      Board of Directors. The Company's Articles of Association currently provides for a minimum of two Directors unless otherwise determined by ordinary shareholder resolution. At each annual meeting of shareholders, up to one-third of independent Directors are required to retire from office and indicate whether or not he or she intends to stand for re-election. Directors appointed by News Corporation and any Director that is also Chairman or Chief Executive Officer of the Company are exempt from this requirement. As a consequence of this exemption, only three Directors of the Company are currently subject to the rule requiring periodic retirement from office, and only one Director, in this case Mr. Einiger, is required to retire from office and stand for election at the Annual Meeting.

      Board Independence. The Board undertook its annual review of Director independence during the first quarter of fiscal year 2006. During this review, the Board considered transactions and relationships between each Director or any member of his immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between each of the Directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that each such Director is independent.

      As a result of this review, the Board determined that Messrs. Einiger, Gantcher and Powers are independent of the Company and its management under the standards adopted by the Company and the NASDAQ listing standards. Dr. Peled is considered an inside Director because of his employment as Chief Executive Officer, and Messrs. DeVoe, Jacobs and Siskind are each considered an inside Director because of their appointment by News Corporation, the controlling shareholder of the Company.

      Standards of Business Conduct and Code of Ethics. The Board has adopted a Standards of Business Conduct (the "Standards"), which confirms the Company's policy to conduct its affairs in compliance with all applicable laws and regulations and observe the highest standards of business ethics. The Company intends that the spirit as well as the letter of the Standards be followed by all Directors, officers and employees of the Company, its subsidiaries and divisions. This is communicated to each new Director, officer and employee and has already been communicated to those in such positions at the time the Standards were adopted.

      To further promote ethical and responsible decision making, the Board has established a Code of Ethics for its Chief Executive Officer and senior financial officers that is included in the Standards.

      The full text of the Standards and the Code of Ethics may be found on the Company's website at www.nds.com and are available in print to any shareholder requesting a paper copy of these documents by contacting the Company Secretary.

      Director Nomination Procedure. As described above, as a "controlled company," the Board does not have, and is not required to have, an independent nominating committee. Decisions with respect to nominees to the Board are made by the full Board in consultation with News Corporation. The Board has developed criteria for filling vacant Board positions, taking into consideration such factors as it deems appropriate, including: the candidate's education and background; his or her general business experience and familiarity with the Company's businesses; and whether he or she possesses unique expertise which will be of value to the Company. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a Director to the Company and its shareholders. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others. It is expected that each Director will devote the necessary time to the fulfillment of his or her duties as a Director. In this regard, the Board will consider the number and nature of each Director's other commitments, including other directorships. The Board will seek to promote, through the nomination process, an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

      Under the Company's Articles of Association, the Board may by ordinary resolution appoint any person who is willing to act as Director. News Corporation controls approximately 96.9% of the Company's voting power, and thereby has the ability to direct the actions of the Board and to elect all Directors who are subject to election each year. As a consequence, News Corporation controls the composition of the Company's Board of Directors.

      Shareholder Nomination Procedure. Shareholders must provide timely notice of a Director nomination and such nomination must be submitted in writing to the attention of the Company Secretary at One London Road, Staines, Middlesex, TW18 4EX, England. To be timely for the 2006 annual meeting of shareholders, pursuant to Section 69(2)(b) of the Company's Articles of Association, the notice must be delivered to the Company not less than seven nor more than 42 days before the date of the annual meeting of Shareholders. Shareholder nominations must contain, for each person nominated as Director, all information relating to such nominee as would be required in proxy solicitations pursuant to Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such nominee's written consent to serve as Director if elected. Shareholder nominations must also state the nominating shareholder's name and address as it appears on the Company's books, the class and number of Ordinary Shares owned by the shareholder, a representation that the shareholder is a shareholder of record of the Company's Ordinary Shares entitled to vote at such meeting and that the shareholder intends to appear in person or by proxy at such meeting to propose such nomination and whether such shareholder intends to deliver a proxy statement and form of proxy to a sufficient number of holders of the Company's Ordinary Shares to elect such nominee or nominees.

      Director candidates recommended by shareholders should meet the Director qualifications set forth under the heading "Director Nomination Procedure." All Director candidates recommended by shareholders will be considered by the Board in the same manner as any other candidate.

      Shareholder Communication with the Board. Shareholders play an integral part in corporate governance and the Board ensures that shareholders are kept fully informed through:

      o information provided on the Company's website www.nds.com, including the Company's Annual Report which is distributed to all shareholders in connection with distribution of the Company's proxy statement for its annual meeting of shareholders and which is available to all shareholders on request;

      o reports and other disclosures made to the SEC, The NASDAQ Stock Market and the Euronext Exchange; and

      o notices and proxy statements of special and annual meetings of shareholders.

      It is the policy of the Company to facilitate communications of shareholders with the Board and its various committees. Shareholders may raise matters of concern at annual meetings of shareholders. Communications to any Director, to any committee of the Board or to the Board as a whole, should be submitted in writing and sent by regular mail to the attention of Peter Powers at NDS Group plc, One London Road, Staines, Middlesex TW18 4EX, England. This contact information is also posted on the Company's website at www.nds.com.

      Director Evaluation Policy. The Board is responsible for conducting an annual review and evaluation of the Board's conduct and performance based upon completion by all Directors of a self-evaluation form that includes an assessment, among other things, of the Board's maintenance and implementation of the Company's standards of conduct and corporate governance policies. The review seeks to identify specific areas, if any, in need of improvement or strengthening and culminates in a discussion by the full Board of the results and any actions to be taken.

                                 PROPOSAL NO. 5:
                       AUTHORIZATION OF THE BOARD TO ALLOT
                RELEVANT SECURITIES FOR FURTHER ISSUANCE UP TO A
                       MAXIMUM NOMINAL AMOUNT OF $403,429
                   (A MAXIMUM OF 40,342,941 ORDINARY SHARES),
                WITH SUCH AUTHORITY EXPIRING ON NOVEMBER 1, 2010
                       WITHOUT FURTHER SHAREHOLDER CONSENT

      Section 80 of the U.K. Companies Act 1985 prohibits a company from allotting certain securities, known as "relevant securities," for further issuance without the authority of the shareholders of the company in general meeting. "Relevant securities," for purposes of the U.K. Companies Act 1985, includes Ordinary Shares, other equity securities and the right to subscribe for or convert securities, and excludes equity securities issued at the Company's formation or allotted pursuant to an employee scheme (such as a share option scheme).

      At the Company's annual meeting of shareholders held on November 3, 2004, the Company's shareholders authorized the Board, under Section 80 of the U.K. Companies Act 1985, to allot relevant securities (including Ordinary Shares, other equity securities and the right to subscribe for or convert securities) for further issuance for a period expiring November 1, 2009. The Company proposes that this authority be renewed until November 1, 2010 without further shareholder consent.

      If approved, this resolution will authorize the Board to allot relevant securities up to a maximum nominal amount of $403,429 (a maximum of 40,342,941 of Ordinary Shares) with such authority expiring on November 1, 2010 without further shareholder consent. The Board does not intend to seek renewal of such shareholder authority until such expiration.

      The "maximum nominal amount" of relevant securities is equal to the number of relevant securities authorized pursuant to this resolution multiplied by $0.01, which is the par value of the Ordinary Shares. It does not correspond to the actual value of relevant securities being authorized pursuant to this resolution.

      The purpose of this Board authorization is to permit the allotment and future issuance of relevant securities by the Company to provide the Company with the flexibility necessary to obtain additional financing and to consummate any equity transaction in the future, for example, if necessary. The Board does not currently have any commitments or plans to issue additional relevant securities of the Company, with the exception of any Ordinary Shares issued in respect of the Company's share option schemes.

      The affirmative vote of a majority of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to authorize the Board to allot relevant securities for further issuance up to a maximum nominal amount of $403,429 (a maximum of 40,342,941 Ordinary Shares), with such authority expiring on November 1, 2010 without further shareholder consent.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO ALLOT RELEVANT SECURITIES FOR FURTHER ISSUANCE UP TO A MAXIMUM NOMINAL AMOUNT OF $403,429 (A MAXIMUM OF 40,342,941 ORDINARY SHARES), WITH SUCH AUTHORITY EXPIRING ON NOVEMBER 1, 2010 WITHOUT FURTHER SHAREHOLDER CONSENT.

                                 PROPOSAL NO. 6:
  AUTHORIZATION OF THE BOARD TO ALLOT EQUITY SECURITIES UP TO A MAXIMUM NOMINAL
   AMOUNT OF $403,429 FOR CASH ON A NON PRE-EMPTIVE BASIS, WITH SUCH AUTHORITY
        EXPIRING ON NOVEMBER 1, 2010 WITHOUT FURTHER SHAREHOLDER CONSENT

      Pursuant to Section 89 of the U.K. Companies Act 1985, a company may not allot certain securities, known as "equity securities," for cash unless it has first offered such securities to existing shareholders (subject to certain exceptions). "Equity securities," for purposes of the U.K. Companies Act 1985, are relevant securities (as described in Proposal 5) other than those relevant securities that limit the dividend or capital that a shareholder can receive in a distribution (for example, preference shares).

      At the Company's annual meeting of shareholders held on November 3, 2004, the Company's shareholders passed a special resolution under Section 95 of the Companies Act 1985, empowering the Board to allot equity securities for cash without first being required to offer such equity securities to existing shareholders. The Company proposes that this authority be renewed until November 1, 2010 without further shareholder consent.

      If approved, this resolution will authorize the Board, in accordance with the Company's Articles of Association, to issue equity securities in connection with a rights issue and otherwise up to a maximum nominal amount of $403,429 for cash on a non pre-emptive basis of any Ordinary Shares the Company holds in treasury, with authority expiring on November 1, 2010 without further shareholder consent.

      The "maximum nominal amount" of equity securities is equal to the number of equity securities authorized pursuant to this resolution multiplied by $0.01, which is the par value of the Ordinary Shares. It does not correspond to the actual value of equity securities being authorized pursuant to this resolution.

      The purpose of this Board authorization is to permit the allotment and issuance of equity securities for cash by the Company without being required to first offer such equity securities to existing shareholders. The Board believes that this authority will provide the Company with the flexibility necessary to obtain additional financing and to consummate any transaction in the future, for example, if necessary. The Board does not currently have any commitments or plans to issue additional equity securities of the Company, with the exception of any Ordinary Shares issued in respect of the Company's share option schemes.

      The affirmative vote of 75% of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to authorize the Board to allot equity securities up to a maximum nominal amount of $403,429 for cash on a non pre-emptive basis, with such authority expiring on November 1, 2010 without further shareholder consent.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO ALLOT EQUITY SECURITIES UP TO A MAXIMUM NOMINAL AMOUNT OF $403,429 FOR CASH ON A NON PRE-EMPTIVE BASIS, WITH SUCH AUTHORITY EXPIRING ON NOVEMBER 1, 2010 WITHOUT FURTHER SHAREHOLDER CONSENT.

                                 PROPOSAL NO. 7:
                APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED
                     ARTICLES OF ASSOCIATION OF THE COMPANY

      Attached to this proxy statement as Annex C are the proposed amended and restated Articles of Association of the Company. The Board has approved these amended and restated Articles of Association of the Company in order to revise certain provisions to correspond with recent changes in U.K. law. The changes are described below.

Auditors' and Directors' Indemnities

      The Companies (Audit, Investigations and Community Enterprise) Act 2004 (the "2004 Companies Act") replaced certain statutory provisions regarding the availability of indemnities for companies incorporated in the United Kingdom. As a result of the 2004 Companies Act and recent U.K case law, Article 127 of the Company's Articles of Association has been amended to state that (i) the Company's independent registered public accounting firm can no longer be indemnified and (ii) Article 127 should not be treated as an indemnity for the Directors of the Company.

Electronic Communications Act 2000

      The Electronic Communications Act 2000 (the "Electronic Communications Act"), along with Companies Act 1985 (Electronic Communications) Order 2000 (the "Order") gave legal effect to electronic signatures and related certificates. Various articles of the Company's Articles of Association have been amended to reflect the changes permitted by the Electronic Communications Act and the Order.

References to The News Corporation Limited

      Effective November 12, 2004, News Corporation, the controlling shareholder of the Company, changed its corporate domicile from Australia to the United States. News Corporation is a successor in interest to The News Corporation Limited by reason of a reorganization of the type envisaged by Article 3(5) of the Company's Articles of Association. Consequently, all references in the Company's Articles of Association to "The News Corporation Limited" and its place of incorporation have been replaced by references to "News Corporation" and the United States, respectively.

      The proposed amended and restated Articles of Association of the Company will be presented to the shareholders of the Company for approval at the Annual Meeting.

      The affirmative vote of 75% of the Ordinary Shares present in person or by proxy and entitled to vote at the Annual Meeting is necessary to approve and adopt the amended and restated Articles of Association of the Company.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF THE COMPANY.

                        EXECUTIVE OFFICERS OF THE COMPANY

      The executive officers of the Company at August 22, 2005 are set forth in the table below. Each holds the offices indicated until his successor is chosen and qualified at the regular meeting of the Board to be held following the Annual Meeting or at other meetings of the Board, as appropriate.

      Name                 Age   Position with the Company
      ------------------   ---   -----------------------------------------------
      Abraham Peled         60   Director, President and Chief Executive Officer
      Alexander Gersh       41   Chief Financial Officer and Company Secretary

Information concerning Dr. Peled can be found under the heading Directors Continuing in Office.

      Alexander Gersh joined the Company in January 2005 as Chief Financial Officer. Mr. Gersh was Chief Financial Officer at FLAG telecom, a global network service provider from 2003 to January 2005 and was Executive Vice President and Chief Financial Officer at NextiraOne North America from 2002 to 2003. Mr. Gersh has also held senior international finance roles at British Telecommunications and Motorola in the United Kingdom and Russia. Mr. Gersh has been the Chairman of the Audit Commission of VimpelCom Inc. since 2003.

                        SECURITY OWNERSHIP OF THE COMPANY

      The following table sets forth the beneficial ownership of both Series A Ordinary Shares and Series B Ordinary Shares as of August 22, 2005 for the following: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Ordinary Shares; (ii) each member of the Board; (iii) each Named Executive Officer (as defined in Item 402(a)(3) of Regulation S-K) of the Company; and (iv) all Directors and executive officers of the Company as a group.

                                              Number of Shares
                                           Beneficially Owned (1)      Percent of Class (1)
                                          -----------------------    -----------------------          Option
               Name                       Series A       Series B    Series A       Series B        Shares (2)
-----------------------------------       --------       --------    --------       --------        ----------
News Corporation (3) ..............             --     42,001,000       --             100%              0
Henderson Group plc (4) ...........      1,814,625              0     13.5%             --               0
FMR Corp. .........................      1,808,712              0     13.4%             --               0
Janus Capital Management LLC ......        796,640              0      5.9%             --               0
Goldman Sachs Asset Management ....        721,342              0      5.4%             --               0
Abraham Peled .....................              0              0       --              --         564,500(8)
Peter J. Powers ...................              0              0        *              --          25,000(9)
Nathan Gantcher ...................              0              0       --              --           5,000(10)
Roger W. Einiger ..................          5,000              0       --              --           5,000(11)
Arthur M. Siskind .................              0              0       --              --               0
Lawrence A. Jacobs ................              0              0       --              --               0
David F. DeVoe ....................              0              0       --              --               0
Alexander Gersh ...................              0              0       --              --          80,000(12)
C. Richard Medlock ................              0              0       --              --               0
All current directors and executive
officers as a group
(8 members) .......................          5,000              0       --              --         679,500(13)

* Represents beneficial ownership of less than one percent of the issued and outstanding Series A Ordinary Shares or Series B Ordinary Shares, as applicable, on August 22, 2005.

----------
(1) Applicable percentage of ownership is based on 13,464,348 Series A Ordinary Shares and 42,001,000 Series B Ordinary Shares outstanding as of August 22, 2005. Beneficial ownership is determined in accordance with SEC rules. In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days following August 22, 2005 are deemed outstanding for that particular person. However, such Ordinary Shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the shareholder(s) named in this table has sole voting and dispositive power with respect to the Ordinary Shares shown as beneficially owned by such shareholder. The address for all Directors and Named Executive Officers of the Company is c/o NDS Group plc, One London Road, Staines, Middlesex, TW18 4EX, England.

(2) The number of option shares reported reflects the number of Ordinary Shares subject to options currently exercisable or that become exercisable within 60 days following August 22, 2005.

(3) According to a Schedule 13G/A filed with the SEC on November 12, 2004, 42,001,000 Series B Ordinary Shares are owned of record by News UK Nominees Limited, a wholly-owned subsidiary of News Corporation. Accordingly, News Corporation may be deemed to be the indirect beneficial owner of such Series B Ordinary Shares. The principal executive offices of News UK Nominees Limited is One Virginia Street, London E98 1XY, United Kingdom. News Corporation filed jointly with News UK Nominees Limited the
      Schedule 13G/A filed with the SEC on November 12, 2004.

(4) According to a Schedule 13G filed with the SEC on June 2, 2005, 1,814,625 Series A Ordinary Shares are owned by Henderson Group plc. Henderson Global Investors (Holdings) plc and Henderson Global Investors Limited filed jointly such Schedule 13G/A with Henderson Group plc. Henderson Global Investors (Holdings) plc is a wholly owned subsidiary of Henderson Group plc and wholly owns Henderson Global Investors Limited. Accordingly, Henderson Group plc, Henderson Global Investors (Holdings) plc and Henderson Global Investors Limited have shared power to vote and dispose of such Series A Ordinary Shares. The principal executive offices of Henderson Group plc is Four Broadgate, London, EC2M 2DA, United Kingdom.

(5) According to a Schedule 13G filed with the SEC on April 12, 2005, 1,808,702 Series A Ordinary Shares are owned by FMR Corp. The principal executive offices of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts, 02109.

(6) According to a Schedule 13G filed with the SEC on February 14, 2005, 796,640 Series A Ordinary Shares are owned by Janus Capital Management LLC. The principal executive offices of Janus Capital Management LLC is 151 Detroit Street, Denver, Colorado 80206.

(7) According to a Schedule 13G filed with the SEC on February 7, 2005, 721,342 Series A Ordinary Shares are owned by Goldman Sachs Asset Management, L.P. The principal executive offices of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, NY 10005.

(8) Amount includes 449,500 Series A Ordinary Shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

(9) Amount includes 13,750 Series A Ordinary Shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

(10) Amount does not include any options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

(11) Amount does not include any options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

(12) Amount does not include any options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

(13) Amount includes 463,250 Series A Ordinary Shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 22, 2005.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation of Executive Officers

      The following table sets forth certain summary information concerning the compensation paid for the fiscal years ended June 30, 2005, 2004 and 2003 to the Company's Chief Executive Officer and certain other officers of the Company (collectively, the "Named Executive Officers"). Mr. C. Richard Medlock ceased his employment as the Company's Chief Financial Officer on October 22, 2004.

      Amounts have been converted from British pounds sterling to U.S. dollars at an exchange rate of $1.80/(pound)1.00, the noon buying rate in New York on August 22, 2005 as certified by the New York Federal Reserve Bank for customs purposes.

                                                                                     Long-Term Compensation
                                         Annual Compensation                                  Awards
                               -------------------------------------------------    -----------------------------
                                                                                    Securities
                                                                    Other Annual    Underlying         All Other
Name and Principal Position    Year      Salary        Bonus        Compensation      Options        Compensation
---------------------------    ----      ------        -----        ------------    ----------       ------------
Abraham Peled ............     2005     $900,000     $900,000        $213,421(1)       50,000         $184,439(2)
   President and .........     2004      900,000      720,000         210,074(1)       60,000          162,000(3)
   Chief Executive Officer     2003      855,000      540,000         206,660(1)       40,000          148,500(4)

Alexander Gersh ..........     2005     $196,429     $288,000        $    508(5)       80,000         $ 12,929(6)
   Chief Financial Officer
   and Company Secretary

C. Richard Medlock .......     2005     $112,027     $ 18,000        $  1,750(7)           --         $ 13,642(8)
                               2004      342,000      216,000           9,326(7)       20,000           47,624(9)
                               2003      324,000      216,000          36,243(7)       17,799           25,358(10)

----------
(1) Benefits paid in respect of Dr. Peled comprise the provision of a company car, health insurance and the provision of residential accommodation in London.

(2) This amount includes $72,000 in expense allowance and $112,439 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(3) This amount includes $72,000 in expense allowance and $90,000 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(4) This amount includes $72,000 in expense allowance and $76,500 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(5) Benefits paid in respect of Mr. Gersh comprise the provision of health insurance.

(6) This amount includes $10,339 in expense allowance and $2,590 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(7) Benefits paid in respect of Mr. Medlock comprise the provision of a company car and health insurance.

(8) This amount includes $6,948 in expense allowance and $6,694 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(9) This amount includes $20,844 in expense allowance and $26,780 in pension contributions paid by the Company in respect of a money purchase pension scheme.

(10) This amount includes $25,358 in pension contributions paid by the Company in respect of a money purchase pension scheme.

                            SUMMARY OF OPTION GRANTS

      The following table provides certain summary information concerning grants of options to the Named Executive Officers of the Company during the fiscal year ended June 30, 2005.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                            Potential Realizable
                                               % of Total                                 Value at Assumed Annual
                                 Number of      Options                                     Rates of Stock Price
                                Securities     Granted to     Exercise                    Appreciation for Option
                                Underlying     Employees      Price per                           Term (1)
                                  Options      in Fiscal        Share       Expiration    -----------------------
Name                              Granted         Year        ($/Share)        Date         5%($)         10%($)
--------------------------      ----------     ----------     ---------     ----------    --------       --------
Abraham Peled.............        50,000           6.9%        $32.96        December     $1,036,418    $2,626,488
                                                                             21, 2014
Alexander Gersh...........        80,000          11.1%        $33.54      January 3,     $1,687,450    $4,276,330
                                                                                 2015
C. Richard Medlock........            --            --             --              --             --            --

----------
(1) Based on the closing price of the Class A Ordinary Shares on The NASDAQ National Market on the date of grant.

                          SUMMARY OF OPTIONS EXERCISED

      The following sets forth certain summary information concerning the exercise of options by the Named Executive Officers during the fiscal year ended June 30, 2005, together with the fiscal year-end value of unexercised options.

                                Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

                                                          Number of Securities Underlying       Value of Unexercised
                               Number of                 Unexercised Options at Fiscal Year    In-The-Money Options at
                                 Shares                               End (#)                  Fiscal Year End ($) (1)
                              Acquired on      Value     ----------------------------------  --------------------------
Name                            Exercise   Realized ($)   Exercisable       Unexercisable     Exercisable  Unexercisable
----------------------------  -----------  ------------  -------------    -----------------  -----------  -------------
Abraham Peled...............    100,000     $2,548,712        485,500           129,000       $9,022,590    $1,443,280
Alexander Gersh.............         --             --             --            80,000               --            --
C. Richard Medlock(2).......     10,000     $  168,600             --                --               --            --

----------
(1) Value of the Series A Ordinary Shares underlying the "in the money" options at fiscal year end minus the exercise price of the options based on the closing price of $33.32 on The NASDAQ National Market for the Series A Ordinary Shares at fiscal year end.

(2) For the period until October 22, 2004, when Mr. Medlock ceased to be employed by the Company.

                              EMPLOYMENT AGREEMENTS

Summary of Employment Agreement with Abraham Peled

      On December 1, 1999, the Company entered into an employment agreement with Dr. Abraham Peled, pursuant to which Dr. Peled serves as President and Chief Executive Officer, a member of the Board and a member of the board of directors of each subsidiary of the Company as required by the Board. The employment agreement initially provided for a three-year term effective as of December 1, 1999. Subject to the terms of the employment agreement, on the expiry of the initial term of the employment agreement, the term shall continue to be extended for successive one-year periods unless either party provides the other party with at least 12 months' prior written notice of such party's decision not to extend the term.

      Under the terms of the employment agreement, Dr. Peled will receive a base salary of (pound)400,000 per annum. Dr. Peled will also receive a minimum annual bonus of (pound)200,000 during each year of service rendered under the employment agreement. Any increase in the base salary, or any additional bonuses to be paid to Dr. Peled, shall be at the sole discretion of the Board.

      Dr. Peled's employment agreement also provides that he is entitled to participate in any profit-sharing, pension, group medical, dental, disability and life insurance and other similar benefit plans in effect at the time the agreement was entered into or subsequently adopted by the Company during the term of the employment agreement, applicable to senior executives of the Company. Dr. Peled shall be entitled to participate in any share option or share purchase scheme presently in effect or subsequently adopted by the Company and applicable to senior executives of the Company.

      Pursuant to the employment agreement, the Company also provides Dr. Peled with the use of an automobile in England, a flat in London and an annual allowance of (pound)40,000 for continued relocation expenses, to be paid semi-annually. The Company shall reimburse all travel and other expenses properly and reasonably incurred by Dr. Peled in the discharge of his duties.

      Should Dr. Peled become incapacitated or disabled, as defined in the employment agreement, the Company shall continue to pay his full base salary and to provide the benefits or payments on account of the benefits, less the amount of any proceeds from disability policies paid for by the Company, until he returns to his duties or his appointment is terminated.

      Should Dr. Peled be terminated for cause, the Company shall pay his full base salary and provide the benefits or payments for benefits up to the date of termination, subject to the Company's right to offset amounts owed to it by Dr. Peled.

      If Dr. Peled is terminated for reasons other than mental illness or death, or if he terminates the employment agreement as a result of the Company's breach, he shall become entitled to a lump sum severance payment equal to his annual base salary as of the date of termination. The aforementioned payments shall discharge the Company's financial obligations to Dr. Peled.

      On the termination of Dr. Peled's employment with the Company for any reason, whether lawfully or otherwise, Dr. Peled shall immediately resign from any and all positions he holds in the Company's subsidiaries. If he does not resign from such positions, the Board may appoint someone to act on his behalf.

      The employment agreement contains customary confidentiality, non-competition, non-solicitation, and cooperation provisions.

Summary of Employment Agreement with Alexander Gersh

      On November 11, 2004, a subsidiary of the Company entered into an employment agreement with Alexander Gersh, pursuant to which Mr. Gersh serves as Chief Financial Officer for a continuous period effective as of January 4, 2005 unless terminated pursuant the provisions of the agreement. Mr. Gersh will receive an annual base salary of (pound)220,000. His salary is reviewed annually and is subject to increase at the discretion of the Company. Mr. Gersh will be eligible for an annual bonus of up to 75% of his annual base salary. The amount of bonus payable is dependent on his personal performance and attendance, assessed over the previous fiscal year. As Mr. Gersh's employment commenced in the middle of the fiscal year, his first bonus will be pro rata.

      Upon commencement of employment, Mr. Gersh received a one-time bonus payment of (pound)85,000. Should he leave the Company before January 4, 2008, other than for dismissal without cause, he will be required to repay this amount. The amount repayable will be reduced by one third upon completion of each full calendar year of service.

      Pursuant to the employment agreement, Mr. Gersh was granted options to purchase 80,000 Series A Ordinary Shares, priced at the closing share price on The NASDAQ National Market on January 4, 2005. These options will vest over four years in equal installments in accordance with the terms and conditions of the NDS 1999 Executive Share Option Scheme and the NDS U.K. Approved Share Option Scheme, and he will be eligible for future grants as they are made.

      The Company will reimburse Mr. Gersh for reasonable costs for tax advice in connection with the completion of Mr. Gersh's U.S. and U.K. tax returns, as well as apply and pay for any of Mr. Gersh's necessary U.K. visas and work permits. Subject to the terms of the employment agreement, Mr. Gersh will receive a car allowance of (pound)965 per month. The Company will provide Mr. Gersh with a fax machine and mobile phone to be returned upon the termination of his employment. The Company will also reimburse additional reasonable expenses which Mr. Gersh incurs in the undertaking of his duties, subject to the Company's travel and expense policy.

      Mr. Gersh is eligible to join the News International Pension Plan. This is a contributory pension and life assurance plan contracted out of the State Earnings Related Pension Scheme. Additionally, Mr. Gersh is eligible for family medical coverage.

      Termination of employment by Mr. Gersh or the Company is subject to 12 months' notice, except for material breach or similar just cause. If Mr. Gersh is terminated by the Company without cause, he will remain entitled to receive his full salary for a period of 18 months following notice of termination. The Company may choose to maintain contractual benefits to which Mr. Gersh would have been entitled for the notification period or the Company may make a payment to Mr. Gersh in lieu of such benefits. The Company may terminate Mr. Gersh for cause without a notification period and without making a payment to Mr. Gersh in lieu of notification. Upon termination for whatever reason, Mr. Gersh shall resign all directorships and offices in the Company and any of its subsidiaries.

      The employment agreement contains customary confidentiality, non-competition, non-solicitation, and cooperation provisions.

Summary of Employment Agreement with Richard Medlock

      On November 23, 1999, the Company entered into an employment agreement with Richard Medlock, pursuant to which Mr. Medlock served as Chief Financial Officer. The agreement was for an initial three-year term, effective as of November 23, 1999, and was terminable thereafter by either the Company or Mr. Medlock giving the other party not less than 12 months' written notice. Mr. Medlock received an annual base salary of (pound)140,000. Mr. Medlock was eligible to participate in the NDS Executive Bonus scheme. The Company reimbursed reasonable expenses which Mr. Medlock incurred in the undertaking of his duties. Mr. Medlock was provided with a car in accordance with the Company's policy.

      Effective October 22, 2004, Mr. Medlock ceased to be an employee of the Company pursuant to the termination provisions of his employment agreement with the Company. The Company did not incur any termination payments with respect to Mr. Medlock's termination of employment with the Company. In recognition of his contribution to the Company, the Remuneration Committee modified the terms of certain outstanding vested options held by Mr. Medlock, so that such options may be exercised at any time prior to September 20, 2006, rather than lapsing on his departure.

                      REPORT OF THE REMUNERATION COMMITTEE

      The following Report of the Remuneration Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except to the extent the Company specifically incorporates such information by reference.

      During the fiscal year ended June 30, 2005, the Remuneration Committee consisted of Messrs. Powers, who served as Chairman, Einiger (who was appointed on November 3, 2004), DeVoe and Gantcher. As a "controlled company," the Company is not required to maintain, and does not maintain, a Remuneration Committee that meets the NASDAQ independence requirements.

      The Remuneration Committee is responsible for the oversight of executive compensation objectives and policies and reviews the Company's compensation program on an ongoing basis. The Remuneration Committee has the authority to review and approve on behalf of the Company the entire individual remuneration package for the Chief Executive Officer and the Chief Financial Officer (the "Executive Officers"), including approval of any service contract, any benefit, pension or incentive scheme entitlement, any other fees and expenses and any compensation payable on the termination of a service contract. It also exercises all the powers and discretions vested in the Board in respect of the Company's share option schemes. The Remuneration Committee is authorized to obtain outside legal advice or other independent professional advice, as well as obtain information about remuneration practices in the Company's industry.

      The Company's policy on Executive Officers' remuneration for the current and future fiscal years is that the overall remuneration package should be sufficiently competitive to attract, retain and motivate high quality executives capable of achieving the Company's objectives and thereby enhancing shareholder value.

      The Company's compensation program includes various benefits, such as pension plans, health insurance plans and programs in which substantially all of the Company's full-time employees participate.

Components of Executive Officer Compensation

Base Salary

      Each Executive Officer's base salary is set pursuant to the respective Executive Officer's employment agreement which generally falls within the range of those persons holding comparably responsible positions at other companies within the Company's peer group. The Remuneration Committee reviews management recommendations concerning appropriate base salaries of executive officers which take into consideration the salary norms for individuals in comparable positions within the Company and within the industry, the individual's experience and the individual's duties and contribution to the Company. The salaries of the executive officers of the Company for the fiscal year ended June 30, 2005 are shown in the Compensation of Executive Officers table on page 21.

Annual Bonus

      The bonus awards to the Executive Officers are calculated by evaluating several factors, including the performance of the Company, the individual's overall performance during the fiscal year ended June 30, 2005, the individual's position and responsibilities within the Company, the individual's potential contribution to the Company and the individual's annual bonus paid for service during the fiscal year ended June 30, 2004. None of these factors are assigned a specific weight. Instead, the Remuneration Committee recognizes that the relative importance of these factors may change in order to adapt to specific business challenges and to reflect changing economic and marketplace conditions.

Share-Based Compensation

      Periodic option grants, as well as options granted upon initial hire, are designed to provide long-term incentives to the Executive Officers and to better align interests of the Executive Officers with the interests of shareholders of the Company. Such equity-based compensation provides an incentive that focuses the individual's attention on managing the Company from the perspective of an owner with an equity stake in the business. The value of options is tied to the future performance of the Ordinary Shares, and the recipient will benefit only when the price of the Ordinary Shares increases above the option exercise price. Options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure that includes the periodic granting of long-term incentives such as options helps to attract and retain senior managers with long-term management perspectives.

      During the fiscal year ended June 30, 2005, the Remuneration Committee granted 50,000 options to Dr. Peled and 80,000 options to Mr. Gersh under the Company's share option scheme. Each grant allows the respective Executive Officer to acquire Series A Ordinary Shares, subject to annual vesting over a four-year period and continued employment with the Company. These Series A Ordinary Shares may be acquired at a fixed price per share (the market price on the grant date) over a ten-year period. Dr. Peled's grant amount was based on his position and level of responsibility within the Company and on his performance during the fiscal year ended June 30, 2005. Mr. Gersh's grant amount was determined in connection with his entry into an employment agreement with a subsidiary of the Company on November 11, 2004.

                                        THE REMUNERATION COMMITTEE

                                        Peter J. Powers (Chairman)
                                        David F. DeVoe
                                        Roger W. Einiger
                                        Nathan Gantcher

           REMUNERATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Remuneration Committee consists of the following Non-Executive
Directors:

Peter J. Powers (Chairman)
David F. DeVoe
Roger W. Einiger
Nathan Gantcher

      As a "controlled company," the Company is not required to maintain, and does not maintain, a Remuneration Committee that meets the NASDAQ independence requirements.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference in any document so filed.

      In accordance with its written charter, the Audit Committee assists the Board in its oversight of (i) the integrity of the Company's financial statements and the Company's financial reporting processes and systems of internal control, (ii) the qualifications, independence and performance of the Company's independent registered public accounting firm and the performance of the Company's corporate auditors and corporate audit function and (iii) the Company's compliance with legal and regulatory requirements, and shall provide an avenue of communication among management, the independent accountants, the corporate auditors and the Board. Management has the primary responsibility for the preparation of the Company's consolidated financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm has the responsibility for the audit of those consolidated financial statements and internal control over financial reporting.

      In discharging its oversight responsibility as to the audit process for the fiscal year ended June 30, 2005, the Audit Committee (i) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," (ii) discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence and (iii) considered whether the non-audit services provided to the Company by Ernst & Young LLP during the fiscal year ended June 30, 2005 were compatible with maintaining the accountants' independence. The Audit Committee reviewed with both the independent registered public accounting firm and the corporate auditors their identification of audit risks, audit plans and audit scope. The Audit Committee discussed with management, the independent registered public accounting firm and the corporate auditors the corporate audit function's organization, responsibilities, budget and staffing.

      The Audit Committee also discussed and reviewed with the independent registered public accounting firm all communications required by U.S. generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Audit Committee met with each of the independent registered public accounting firm and the corporate auditors, both with management present and in private sessions without management present, to discuss and review the results of the independent registered public accounting firm's audit of the consolidated financial statements, including the independent registered public accounting firm's evaluation of the accounting principles, practices and judgments applied by management, the results of the corporate audit activities and the quality and adequacy of the Company's internal controls.

      The Audit Committee discussed the interim financial information contained in each of the quarterly earnings announcements with Company management and the independent registered public accounting firm. The Audit Committee also reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2005 with management and the independent registered public accounting firm.

      At three of its meetings during the fiscal year ended June 30, 2005 and one meeting during the fiscal year ending June 30, 2006, the Audit Committee met with members of management, the independent registered public accounting firm and the corporate auditors to review the fiscal year 2005 quarterly certifications provided by the Chief Executive Officer and the Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the respective rules and regulations of the SEC and the overall certification process. At these meetings, management reviewed with the Committee each of the Sarbanes-Oxley Act certification requirements, including whether there were (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

      Based on the above-mentioned review and discussions with management, the independent registered public accounting firm and the corporate auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the SEC. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of the independent registered public accounting firm, and the Board concurred in such recommendation.

                                        THE AUDIT COMMITTEE

                                        Peter J. Powers (Chairman)
                                        Roger W. Einiger
                                        Nathan Gantcher

                  FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
                          (JUNE 30, 2000-JUNE 30, 2005)

      The following graph compares the Company's total return to shareholders of a $100 investment for the five-year period from June 30, 2000 through June 30, 2005 with a similar investment in the NASDAQ Market Index and the market value weighted returns of a Peer Group Index consisting of four companies that represent the Company's competitors in the industry.

                              [LINE GRAPH OMITTED]

                            6/30/00     6/30/01     6/30/02     6/30/03     6/30/04     6/30/05
                            -------     -------     -------     -------     -------     -------
NDS Group PLC (NNDS)        $   100     $    56     $    20     $    25     $    42     $    55
NASDAQ .............        $   100     $    54     $    37     $    41     $    52     $    52
Peer Group Index(1)         $   100     $    68     $    13     $    16     $    20     $    19

----------
(1) Peer Group Companies: Scientific Atlanta, Inc., OpenTV, Inc., Tivo Inc. and Gemstar-TV Guide International, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships with News Corporation

      Because News Corporation, through its subsidiary News UK Nominees Limited, beneficially owns 100% of the Series B Ordinary Shares, which have ten votes per share (as opposed to the Series A Ordinary Shares which have one vote per share), News Corporation controls approximately 96.9% of the Company's voting power. By reason of such ownership, News Corporation is able to control the composition of the Company's Board and to control the votes on all other matters submitted to a vote of the Company's shareholders. Three of the Company's seven current Directors are Directors of News Corporation. Additionally, Dr. Peled, a Director and the Company's President and Chief Executive Officer, is a member of News Corporation's Executive Management Committee and from time to time is involved in matters pertaining to News Corporation's wider business interests.

      The Company conducts business transactions with News Corporation and its subsidiaries and affiliates. These entities are considered to be related parties. Agreements covering arrangements between News Corporation and its subsidiaries or affiliates and the Company are entered into in the context of two entities over which a third entity exercises significant influence or control. There can be no assurance, therefore, that each of the agreements, or the transactions provided for therein or any amendments thereto, will be effected on terms at least as favorable to the Company as could have been obtained from unaffiliated third parties. Any new contracts with related parties or significant amendments to such contracts are required to be approved by the Audit Committee.

      The business transactions described above are of three main types: the provision by the Company of technology and services for digital pay television systems; the payment by the Company of royalties for the use of certain intellectual property rights; and the receipt by the Company of administrative services. Information about such related party transactions is given in Note 11 to the Company's audited consolidated financial statements which are included in the Company Annual Report on 10-K.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that a Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Ordinary Shares, file reports of ownership and changes in ownership with the SEC and The NASDAQ Stock Market. Directors, officers and beneficial owners of more than 10% of the Ordinary Shares are required by the SEC to furnish the Company with copies of the reports they file.

      The Company believes that all of the Company's current and former Directors and executive officers reported on a timely basis all transactions required to be reported by Section 16(a) during the fiscal year ended June 30, 2005.

                           ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K for the year ended June 30, 2005 was filed with the SEC on September , 2005. The Company's Annual Report on Form 10-K for the year ended June 30, 2005 can also be found on the Company's website: www.nds.com and downloaded free of charge. Paper copies of the Annual Report on Form 10-K may be obtained without charge from the Company, and paper copies of the exhibits to the Annual Report on Form 10-K are available, but a reasonable fee per page may be charged to the requesting shareholder. Shareholders may make requests for paper copies in writing to the Company Secretary by mail at One London Road, Staines, Middlesex, TW18 4EX, England, by telephone at +44 208 476 8000 or by email at investor-relations@nds.com.

                           2006 SHAREHOLDERS PROPOSALS

      If you wish to submit a proposal to be presented at the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at the principal executive offices at One London Road, Staines, Middlesex, TW18 4EX, England, no later than , 2006 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2006 proxy statement and proxy.

      In order for proposals of shareholders made outside the processes of Rule 14a-8 under the Exchange Act to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its principal executive offices not later than , 2006. This is without prejudice to shareholders' rights under the U.K. Companies Act to propose resolutions that may properly be considered at that meeting.

                                  OTHER MATTERS

      At the time of the preparation of this proxy statement, the Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote the Ordinary Shares to which the proxy relates in accordance with their best judgment as determined in their sole discretion.

                                By Order of the Board of Directors

                                Alexander Gersh
                                Chief Financial Officer and Company Secretary

Middlesex, England
September     , 2005

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                        ANNEX B - AUDIT COMMITTEE CHARTER

                          NDS GROUP PLC (THE "COMPANY")
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.    PURPOSE AND AUTHORITY

      The Board of Directors has established an Audit Committee (the "Audit Committee" or the "Committee") with the authority, responsibility and duties as specifically described below.

      The Audit Committee shall assist the Board of Directors in its oversight of (i) integrity of the Company's financial statements and the Company's financial reporting processes and systems of internal control, (ii) the qualifications, independence and performance of the Company's independent registered public accounting firm and the performance of the Company's corporate auditors and corporate audit function and (iii) the Company's compliance with legal and regulatory requirements, and shall provide an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the Board of Directors.

      In fulfilling its responsibilities, the Audit Committee shall have full access to all books, records, facilities and personnel of the Company, and shall be authorized (without seeking approval of the Board of Directors) to retain special legal, accounting or other advisors and to request any officer or employee of the Company or the Company's outside counsel or independent registered public accounting firm to meet with any members of, or advisors to, the Audit Committee. The Audit Committee may delegate its authority to subcommittees or the Chairman of the Audit Committee when it deems appropriate and in the best interests of the Company.

      Limitations Inherent in the Audit Committee's Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This determination is the responsibility of management and the independent registered public accounting firm. Nor is it the duty of the Audit Committee to assure the compliance with the Company's Code of Conduct. Furthermore, while the Audit Committee is responsible for reviewing the Company's policies and practices with respect to risk assessment and management, it is the responsibility of the Chief Executive Officer and senior management to determine the appropriate level of the Company's exposure to risk.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS

      The structure and membership of the Company's Audit Committee, as outlined below, shall be in accordance with the related rules and regulations as promulgated by The NASDAQ Stock Market, Inc. (or other primary stock exchange on which the Company's shares are listed).

      The Audit Committee shall be comprised of three or more directors as determined by the Board or the Nominating and Corporate Governance Committee, each of whom shall be independent directors, in accordance with the NASDAQ listing standards and who, as determined by the Board in its business judgment, meet the additional requirements of the NASDAQ and the U.S. Securities and Exchange Commission ("SEC") for audit committee membership.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may be removed by the Board. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

      No Committee member shall simultaneously serve on the Audit Committee of more than two other public companies.

      The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Chairman of the Audit Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter. A majority of the members of the Committee shall constitute a quorum. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the corporate audit department and the independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chairman, should hold discussions with the independent registered public accounting firm and management as needed regarding the Company's financial statements.

      Minutes of each meeting are to be prepared, and, following approval by the Audit Committee sent to the Members of the Audit Committee.

III.  RESPONSIBILITIES AND DUTIES

      In addition to any other responsibilities which may be assigned from time to time by the Board of Directors, the Audit Committee is responsible for the following matters:

      Independent Registered Public Accounting Firm

      1. Evaluate the independent registered public accounting firm's qualifications, performance and independence, and present its conclusions and recommendations with respect to the independent registered public accounting firm to the Board of Directors on at least an annual basis. The independent registered public accounting firm is ultimately accountable to the Board of Directors and the Audit Committee. As part of such evaluation, at least annually, the Audit Committee shall:

            o Obtain and review a report or reports from the Company's independent registered public accounting firm describing:

                  i. The independent registered public accounting firm's internal quality-control procedures;

                  ii. Any material issues raised by (a) the most recent internal quality-control review or peer review of the independent registered public accounting firm, or (b) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the independent registered public accounting firm; and any steps taken to deal with any such issues; and

                  iii. All relationships between the independent registered public accounting firm and the Company.

            o Review and evaluate the lead partner (and senior members) of the independent registered public accounting firm;

            o In addition to assuring the regular rotation of the lead audit partner as required by law, consider whether the independent registered public accounting firm should be rotated, so as to assure continuing auditor independence, and

            o Obtain the opinions of management and the corporate auditors of the independent registered public accounting firm's performance.

      2. The Audit Committee shall be responsible for compensation of the independent registered public accounting firm and shall pre-approve all audit engagement fees and terms as well as all audit-related and non-audit services to be provided by the Company's independent registered public accounting firm. The Audit Committee may, from time to time, delegate its authority to pre-approve such audit-related and non-audit services to one or more Audit Committee members, provided that such designees present any such approvals to the full Audit Committee at the next Audit Committee meeting.

      3. If applicable, seek removal of the independent registered public accounting firm of the Company; appoint replacement independent registered public accounting firm to fill vacancies, pending ratification of the Company's next annual general meeting of stockholders; and implement resolutions passed by the Company in the annual meeting of stockholders for the removal of the independent registered public accounting firm of the Company (subject to, if applicable, necessary regulatory consents).

      4. Meet with, discuss and review, prior to the annual audit, the scope of the audit to be performed by the independent registered public accounting firm.

      Corporate Audit

      1. Review and monitor, at least annually, the plans and activities of the corporate audit department, including:

            o     Approving the charter of the corporate audit function;

            o Reviewing annual corporate audit plans and results of activities;

            o Reviewing the organizational structure, corporate audit budget, staffing levels and related qualifications of the corporate audit department; and,

            o Evaluate how effectively the corporate audit department discharges its responsibilities.

      2. Review a summary of findings from completed corporate audits and a progress report on the current year's corporate audit plan. When and as deemed necessary, review the individual corporate audit reports to management prepared by the corporate audit department and management's response.

      Financial Statements; Disclosure and Other Risk Management and Compliance Matters

      1. Review and discuss with the independent registered public accounting firm and with management the results of the annual audit of the Company's consolidated financial statements including (i) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in its Form 10-K to be filed with the SEC and (ii) any appropriate matters regarding accounting principles, practices and judgments and the independent registered public accounting firm's opinion as to the quality thereof and any items required to be communicated to the Committee by the independent registered public accounting firm in accordance with professional auditing standards prior to its filing with the SEC (on Form 10-K) or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of these discussions.

      2. Review and discuss with the independent registered public accounting firm any audit problems or difficulties encountered during the course of the audit, and management's response thereto, including those matters required to be discussed with the Audit Committee by the independent registered public accounting firm pursuant to U.S. Statement on Auditing Standards No. 61, as amended, other professional auditing standards and SEC rules:

            o Any restrictions on the scope of the independent registered public accounting firm's activities or access to requested information;

            o Any accounting adjustments that were noted or proposed by the independent registered public accounting firm but were "passed" (as immaterial or otherwise);

            o Any communications between the independent registered public accounting firm's audit team and their national office regarding auditing or accounting issues presented by the engagement;

            o Any management or internal control letter issued, or proposed to be issued, by the independent registered public accounting firm; and

            o Any significant disagreements between the Company's management and the independent registered public accounting firm.

      3. Recommend to the Board of Directors whether the Company's consolidated financial statements be accepted for inclusion in the Company's Annual Report on Form 10-K filed with the SEC.

      4. Review and discuss with management and the independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the SEC and any items required to be communicated to the Committee by the independent registered public accounting firm in accordance with existing auditing standards. The Chairman of the Committee may represent the entire Committee for the purpose of these discussions.

      5. Review and discuss with management the Company's earnings releases as well as financial information and earnings guidance provided to analysts and rating agencies (paying particular attention to use of "pro forma" or "adjusted" non-GAAP information).

      6. In consultation with management, the independent registered public accounting firm and the corporate auditors, review the integrity of the Company's financial reporting processes, internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such processes, controls and procedures, material weaknesses in such processes, controls and procedures, any corrective actions taken with regard to such deficiencies and any fraud involving management or other employees with a significant role in such processes, controls and procedures.

      7. Review with management, the independent registered public accounting firm and the corporate auditors, in separate meetings, if the Audit Committee deems it appropriate:

            o Any analysis or other written communications prepared by management, the independent registered public accounting firm and/or the corporate auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

            o     The critical accounting policies of the Company;

            o Related-party transactions and off-balance sheet transactions and structures;

            o Any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

            o The quality and the acceptability of the Company's accounting policies as applied in its financial reporting; and

            o Regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings).

      8. Review, with the Company's counsel and management, any legal or regulatory matter that could have a significant impact on the Company's financial statements.

      9.    Establish procedures for:

            o The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

            o The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters,

            and shall review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

      10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent registered public accounting firm, management, or the corporate audit department.

      11. Review with the independent registered public accounting firm, the corporate audit department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

      Reporting to the Board of Directors; Evaluation of Performance; Other Activities

      1. Report to the Board of Directors on a regular basis, and this report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's legal and regulatory requirements, the qualifications, independence and performance of the Company's independent registered public accounting firm and the performance of the corporate audit function.

      2. (i) Evaluate, at least annually, its own performance and report to the Board of Directors on such evaluation and (ii) review and assess the adequacy of this Charter periodically, at least annually, or as conditions dictate.

      3. Prepare a report of the Audit Committee to be included in the Company's proxy or information statement and other filings as required by the applicable regulatory rules, and review any reports that may be required to be filed with the NASDAQ or other regulatory agencies with respect to the Audit Committee.

      4. Have the power to conduct and authorize investigations into any matters within the Committee's scope of responsibilities.

      5. Perform any other activities consistent with the Company's Charter documents and governing law as the Board of Directors deems necessary or appropriate.

                        ANNEX C - ARTICLES OF ASSOCIATION

Company number
1950497

                             THE COMPANIES ACT 1985
                       A PUBLIC COMPANY LIMITED BY SHARES

                                       NEW
                             ARTICLES OF ASSOCIATION
                                       OF
                                  NDS GROUP PLC

                                   PRELIMINARY

1.    Table A not to apply

      None of the regulations in Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 shall apply to the Company.

2.    Interpretation

(1)   In these articles, unless the contrary intention appears:

      (a)   the following definitions apply:

                 Act                             ...            means the Companies Act 1985;

                 these articles                  ...            means these articles of association, as from
                                                                time to time altered;

                 board                           ...            means the board of directors for the time being
                                                                of the Company;

                 communication                   ...            has the same meaning as in the Electronic
                                                                Communications Act 2000;

                 Controlling Shareholder         ...            means the holder of such number of the ordinary
                                                                shares for the time being in issue as confer,
                                                                on a poll, a majority of the voting rights
                                                                exercisable at a general meeting of the Company
                                                                and for this purpose any voting rights attached
                                                                to any shares held by a company which is a
                                                                holding company may be aggregated with any
                                                                voting rights attached to any shares held by a
                                                                company which is a subsidiary either of that
                                                                holding company or of any company of which that
                                                                holding company is itself a subsidiary, at the
                                                                election of the holders of the relevant shares
                                                                in accordance with paragraph (b) below;

                 clear days                      ...            means, in relation to the period of a notice,
                                                                that period excluding the day when the notice
                                                                is given or deemed to be given and the day for
                                                                which it is given or on which it is to take
                                                                effect;

                 committee                       ...            means a committee of the board;

                 director                        ...            means a director for the time being of the
                                                                Company;

                 electronic communication        ...            has the same meaning as in the Electronic
                                                                Communications Act 2000;

                 holder                          ...            in relation to any share means the member whose
                                                                name is entered in the register as the holder
                                                                of that share;

                 the office                      ...            means the registered office for the time being
                                                                of the Company;

                 paid up                         ...            means paid up or credited as paid up;

                 person entitled by              ...            means a person whose entitlement to a share in
                 transmission                                   consequence of the death or bankruptcy of a
                                                                member or of any other event giving rise to its
                                                                transmission by operation of law has been noted
                                                                in the register;

                 register                        ...            means the register of members of the Company;

                 seal                            ...            means any common seal of the Company or any
                                                                official seal or securities seal which the
                                                                Company may have or be permitted to have under
                                                                the Statutes;

                 secretary                       ...            means the secretary of the Company or, if there
                                                                are joint secretaries, any of the joint
                                                                secretaries and includes an assistant or deputy
                                                                secretary and any person appointed
                                                                by the board to perform any of the duties of
                                                                the secretary of the Company; and

                 Statutes                        ...            means the Act and every other statute,
                                                                statutory instrument, regulation or order for
                                                                the time being in force concerning companies
                                                                registered under the Act;

      (b) any election by two or more holders of shares to aggregate their voting rights for the purposes of the above definition of Controlling Shareholder shall be made in writing, shall specify the names of all relevant holders, the number of shares in respect of which voting rights are to be so aggregated, shall contain confirmation as to their being associated as mentioned in the above definition and shall be deposited at the office;

      (c) any other words or expressions defined in the Act (as in force on the date of adoption of these articles) have the same meaning in these articles except that the word "company" includes any body corporate;

      (d) any reference elsewhere in these articles to any statute or statutory provision includes a reference to any modification or re-enactment of it for the time being in force;

      (e) words importing the singular number include the plural number and vice versa, words importing the masculine gender include the feminine gender and words importing persons include bodies corporate and unincorporated associations;

      (f) any reference to writing includes a reference to any method of representing or reproducing words in a legible form;

      (g) any reference to a document being sealed or executed under seal or under the common seal of any body corporate (including the Company) or any similar expression includes a reference to its being executed in any other manner which has the same effect as if it were executed under seal;

      (h) any reference to a meeting shall not be taken as requiring more than one person to be present in person if any quorum requirement can be satisfied by one person;

      (i) any reference to doing something by electronic means includes doing it by an electronic communication; and

      (j) any reference to a signature or something being signed or executed includes an electronic signature or other means of verifying the authenticity of an electronic communication which the board may from time to time approve, a signature printed or reproduced by mechanical or other means, or any stamp or other distinctive marking made by or with the authority of the person required to sign the document to indicate it is approved by such person.

(2) Subject to the provisions of the Statutes a special or extraordinary resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required and a special resolution shall be effective for any purpose for which an extraordinary resolution is required under these articles.

(3) Headings to these articles are inserted for convenience only and shall not affect construction.

                                  SHARE CAPITAL

3.    Authorised share capital

(1) The authorised share capital of the Company at the date of adoption of these articles is (pound)42,000,002 and US$ 1,000,000 divided into 42,000,002 deferred shares of (pound)1 each ("deferred shares"), 48,000,000 Series A ordinary shares of US$0.01 each ("A ordinary shares") and 52,000,000 Series B ordinary shares of US$0.01 each ("B ordinary shares").

      Ordinary Shares

(2) The A ordinary shares and the B ordinary shares (together referred to as "ordinary shares") shall rank pari passu in all respects and shall carry the same rights, including as to participation in the profits and assets of the Company, as if they formed a single class of shares, except as otherwise expressly stated in these articles.

      Voting

(3) On any resolution put to the vote at a general meeting on a show of hands every holder of ordinary shares who is present in person or, not being himself a holder of ordinary shares, by proxy shall have one vote and on any resolution put to the vote on a poll:

      (a) every holder of an A ordinary share who is present in person or by proxy shall have one vote for every such share of which he is the holder; and

      (b) every holder of a B ordinary share who is present in person or by proxy shall have ten votes for every such share of which he is the holder.

      Voluntary conversion of B ordinary shares

(4) A holder of a B ordinary share may at any time convert that share into an A ordinary share by giving notice in writing (a "conversion notice") to the Company at the office, accompanied by the certificate relating to the B ordinary share. If the certificate relates to more than one B ordinary share, the conversion notice shall specify the number of shares to be so converted. A conversion notice shall have effect on the date on which it is received at the office or on such later date as may be specified in the conversion notice. Once lodged a conversion notice may not be withdrawn without the consent in writing of the Company. Within 28 days after the date on which the conversion has effect, the Company shall send to the holder of the relevant shares, at his own risk, free of charge, a certificate for the appropriate number of A ordinary shares and a new certificate for any unconverted B ordinary shares comprised in any certificate surrendered by him.

      Mandatory conversion of B ordinary shares

(5) A B ordinary share shall automatically be converted into an A ordinary share on the occurrence of a Mandatory Conversion Event (as defined below) in relation to that share. The holder of a B ordinary share shall notify the Company in writing immediately on his becoming aware of such occurrence, but the directors may at any time determine that a Mandatory Conversion Event has occurred on a particular date in relation to any B ordinary share and if they do so their determination shall be conclusive. A holder of a B ordinary share shall promptly provide all such information as the directors may request in writing and is available to him for the purpose of determining whether a Mandatory Conversion Event has occurred and, if so, the date on which it occurred. If a Mandatory Conversion Event occurs in relation to any B ordinary share the holder shall surrender to the Company the certificate relating to that share. Within 28 days of surrender of the certificate, the Company shall send to the holder of the relevant shares, at his own risk, free of charge, a definitive certificate for the appropriate number of A ordinary shares.

      For these purposes a "Mandatory Conversion Event" means, in respect of any B ordinary share for the time being in issue, any sale, transfer or other disposal, or any other transaction or event as a result of which that share is not beneficially owned by (i) News Corporation,, or (ii) any company which is a successor to News Corporation by reason of one or more reorganisations or reconstructions or (iii) any undertaking which is for the time being a subsidiary undertaking of News Corporation or any such successor to it.

      Other conversion provisions

(6) On any conversion of a B ordinary share, that share shall be redesignated as an A ordinary share. On the conversion into A ordinary shares of all the B ordinary shares in issue immediately before such conversion all the A ordinary shares (both issued and unissued) and any B ordinary shares as then are unissued shall be automatically redesignated as "ordinary shares".

      Provisions applicable up to conversion

(7)   So long as any B ordinary shares are in issue:

      (a) the Company shall not consolidate, sub-divide or otherwise reorganise either the A ordinary shares or the B ordinary shares unless as a result of such consolidation, sub-division or other reorganisation the par value of each A ordinary share and each B ordinary share remains the same;

      (b) any variation of the special rights attaching to the A ordinary shares or the B ordinary shares shall be deemed to be a variation of the special rights attaching to the other class of ordinary shares;

      (c) the Company shall not allot or issue, or grant (or permit any of its subsidiaries to grant) any right to subscribe for or to convert into, any B ordinary share except to (i) News Corporation or (ii) any company which is a successor to News Corporation by reason of one or more reorganisations or reconstructions or (iii) any undertaking which is for the time being a subsidiary undertaking of News Corporation or any such successor to it or (iv) a nominee for any such person as is referred to in (i) to (iii) of this sub-paragraph; and

      (d) without such consent or sanction on the part of the holders of the A ordinary shares as is required for a variation of the special rights attaching to those shares, the Company shall not allot or issue, or grant (or permit any of its subsidiaries to grant) any right to subscribe for or to convert into, any B ordinary share except as follows:

            (i) on any issue of additional ordinary shares to holders of ordinary shares under article 114 the Company shall issue B ordinary shares to the holders of B ordinary shares at the same time, on the same basis and in the same proportion as it issues A ordinary shares to the holders of A ordinary shares;

            (ii) if the Company offers on a pro rata basis (as nearly as practicable) to holders of ordinary shares any ordinary shares for subscription by way of a rights issue, open offer or similar offer, the Company may offer B ordinary shares to the holders of B ordinary shares at the same time, on the same basis and in the same proportion as it offers A ordinary shares to the holders of A ordinary shares;

            (iii) if the Company or any of its subsidiaries issues or offers to issue on a pro rata basis (as nearly as practicable) to the holders of ordinary shares any securities which confer rights to subscribe for, or to convert into, additional ordinary shares, the Company may make the issue or offer of those securities (or procure the relevant subsidiary to do so) on terms that the additional ordinary shares which may be issued on exercise of such rights by a holder of B ordinary shares shall be B ordinary shares but otherwise such securities shall confer the same rights as those issued or offered to the holders of A ordinary shares and the issue or offer shall be made at the same time, on the same basis and in the same proportion as that made to the holders of A ordinary shares; or

            (iv)  pursuant to article 113.

      Deferred shares

(8) The deferred shares shall have the following rights and be subject to the following restrictions:

      (a) a deferred share shall entitle its holder on a return of capital on a winding up (but not otherwise) to repayment of the amount paid up on that share but only after the payment or repayment to each holder of an ordinary share of a sum equal to the capital paid up on that share plus an additional sum of US$ 1,000,000 (or the sterling equivalent of that sum, calculated at the date of payment); and

      (b) a deferred share shall not entitle its holder to receive any dividend or other distribution out of the profits or assets of the Company or to receive notice of, or to attend or vote at, any general meeting of the Company.

4.    Rights attached to shares

      Subject to the provisions of the Statutes and to the rights conferred on the holders of any other shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution decide or, if no such resolution is in effect or so far as the resolution does not make specific provision, as the board may decide.

5.    Unissued shares

      Subject to the provisions of the Statutes, these articles and any resolution of the Company, the board may offer, allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of any unissued shares (whether forming part of the original or any increased capital) to such persons, at such times and generally on such terms as the board may decide.

6.    Authority to allot relevant securities

      The Company may from time to time pass an ordinary resolution referring to this article and authorising, in accordance with section 80 of the Act, the board to exercise all the powers of the Company to allot relevant securities and:

      (a) on the passing of the resolution the board shall be generally and unconditionally authorised to allot relevant securities (as defined for the purposes of that section) up to the nominal amount specified in the resolution; and

      (b) unless previously revoked the authority shall expire on the day specified in the resolution (not being more than five years after the date on which the resolution is passed),

      but any authority given under this article shall allow the Company, before the authority expires, to make an offer or agreement which would or might require relevant securities to be allotted after it expires.

7.    Dis-application of pre-emption rights

(1) Subject to the board being generally authorised to allot relevant securities in accordance with section 80 of the Act, the Company may from time to time resolve by a special resolution referring to this article that the board be given power to allot equity securities for cash and, on the passing of the resolution, the board shall have power to allot (pursuant to that authority) equity securities for cash as if section 89(1) of the Act did not apply to the allotment, and unless previously revoked that power shall expire on the date (if any) specified in the special resolution or, if no date is specified, at the conclusion of the next annual general meeting of the Company but the Company may before the power expires make an offer or agreement which would or might require equity securities to be allotted after it expires.

(2) For the purposes of this article "equity security" and "relevant share" have the meanings given to them in section 94 of the Act.

8.    Power to pay commission and brokerage

      The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Statutes.

9.    Power to increase, consolidate, sub-divide and cancel shares

(1) Subject to any rights conferred on the holders of any class of shares, the Company may by ordinary resolution:

      (a) increase its capital by the creation of new shares of such amount as the resolution prescribes;

      (b) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

      (c) sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association or these articles, but so that the proportion between the amount paid up and the amount (if any) not paid up on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived; and

      (d) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

(2) A resolution by which any share is sub-divided may determine that, as between the holders of the shares resulting from the sub-division, one or more of the shares may have such preferred or other special rights, or may have such qualified or deferred rights or be subject to such restrictions, as compared with the other or others, as the Company has power to attach to new shares.

(3) If as a result of any consolidation of shares any members would become entitled to fractions of a share, the board may deal with the fractions as it thinks fit and in particular may (on behalf of those members) sell the shares representing the fractions to any person (including, subject to the provisions of the Statutes, the Company) and distribute the net proceeds of sale in due proportion among those members (except that any proceeds less than a sum fixed by the board may be retained for the benefit of the Company). For the purpose of any such sale the board may authorise some person to transfer the shares to or as directed by the purchaser, who shall not be bound to see to the application of the purchase money; nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings relating to the sale.

10.   Power to issue redeemable shares

      Subject to the provisions of the Statutes any share may be issued which is to be redeemed or is liable to be redeemed at the option of the Company or the shareholder.

11.   Power to purchase own shares

      Subject to the provisions of the Statutes and to any rights conferred on the holders of any class of shares, the Company may purchase all or any of its shares of any class, including any redeemable shares.

12.   Power to reduce capital

      Subject to the provisions of the Statutes and to any rights conferred on the holders of any class of shares, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account in any way.

13.   Trusts not recognised

      Except as required by law or these articles, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required to recognise (even when having notice of it) any interest in or in respect of any share, except the holder's absolute right to the entirety of the share.

                               VARIATION OF RIGHTS

14.   Variation of rights

(1) Whenever the capital of the Company is divided into different classes of shares, all or any of the rights for the time being attached to any class of shares in issue may from time to time (whether or not the Company is being wound up) be varied with the consent in writing of the holders of three-fourths in nominal value of the issued shares of that class or with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of those shares.

(2) All the provisions of these articles relating to general meetings of the Company or to the proceedings at general meetings shall apply, mutatis mutandis, to every such separate general meeting, except that:

      (a) the necessary quorum at any such meeting (other than an adjourned meeting) shall be two persons holding or representing by proxy at least one-third in nominal amount of the issued shares of the class;

      (b) at an adjourned meeting the necessary quorum shall be one person holding shares of the class or his proxy;

      (c) every holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him; and

      (d) a poll may be demanded by any one holder of shares of the class whether present in person or by proxy.

(3) Unless otherwise expressly provided by the terms of their issue, the rights attached to any class of shares shall not be deemed to be varied by the creation or issue of further shares ranking pari passu with them.

                               SHARE CERTIFICATES

15.   Issue of certificates

(1) A person whose name is entered in the register as the holder of any shares shall be entitled (unless the conditions of issue otherwise provide) to receive one certificate for those shares, or one certificate for each class of those shares and, if he transfers part of the shares, represented by a certificate in his name, to receive a new certificate for the balance of those shares.

(2) In the case of joint holders, the Company shall not be bound to issue more than one certificate for all the shares in any particular class registered in their joint names, and delivery of a certificate for a share to any one of the joint holders shall be sufficient delivery to all.

(3) Every share certificate shall be issued under seal (by affixing the seal to, or printing the seal or a representation of it on, the certificate) and shall specify the number and class of the shares to which it relates and the amount or respective amounts paid up on the shares.

16.   Charges for and replacement of certificates

(1) Except as expressly provided to the contrary in these articles, no fee shall be charged for the issue of a share certificate.

(2) Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate issued.

(3) If any member surrenders for cancellation a certificate representing shares held by him and requests the Company to issue two or more certificates representing those shares in such proportions as he may specify, the board may, if it thinks fit, comply with the request on payment of such fee (if any) as the board may decide.

(4) If a certificate is damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued on compliance with such conditions as to evidence and indemnity as the board may think fit and on payment of any exceptional expenses of the Company incidental to its investigation of the evidence and, if damaged or defaced, on delivery up of the old certificate.

(5) In the case of joint holders of a share a request for a new certificate under any of the preceding paragraphs of this article may be made by any one of the joint holders unless the certificate is alleged to have been lost, stolen or destroyed.

                                 LIEN ON SHARES

17.   Lien on partly paid shares

(1) The Company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable (whether or not due) in respect of that share. The lien shall extend to every amount payable in respect of that share.

(2) The board may at any time either generally or in any particular case declare any share to be wholly or partly exempt from the provisions of this article. Unless otherwise agreed, the registration of a transfer of a share shall operate as a waiver of the Company's lien (if any) on that share.

18.   Enforcement of lien

(1) The Company may sell any share subject to a lien in such manner as the board may decide if an amount payable on the share is due and is not paid within fourteen clear days after a notice has been served on the holder or any person entitled by transmission to the share demanding payment of that amount and giving notice of intention to sell in default.

(2) To give effect to any sale under this article, the board may authorise some person to transfer the share sold to, or in accordance with the directions of, the purchaser and the transferee shall not be bound to see to the application of the purchase money nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings connected with the sale.

(3) The net proceeds of the sale, after payment of the costs, shall be applied in or towards satisfaction of the amount due and any residue shall (subject to a like lien for any amounts not presently due as existed on the share before the sale), on surrender of the certificate for the shares sold, be paid to the holder or person entitled by transmission to the share immediately before the sale.

                                 CALLS ON SHARES

19.   Calls

(1) Subject to the terms of allotment, the board may make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal amount or premium) and each member shall (subject to his receiving at least fourteen clear days' notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on his shares. A call may be revoked or postponed as the board may decide.

(2) Any call may be made payable in one sum or by instalments and shall be deemed to be made at the time when the resolution of the board authorising that call is passed.

(3) A person on whom a call is made shall remain liable for it notwithstanding the subsequent transfer of the share in respect of which the call is made.

(4) The joint holders of a share shall be jointly and severally liable for the payment of all calls in respect of that share.

20.   Interest on calls

      If a call is not paid before or on the due date for payment, the person from whom it is due shall pay interest on the amount unpaid, from the due date for payment to the date of actual payment, at such rate as the board may decide, but the board may waive payment of the interest, wholly or in part.

21.   Sums treated as calls

      A sum which by the terms of allotment of a share is payable on allotment, or at a fixed time, or by instalments at fixed times, shall for all purposes of these articles be deemed to be a call duly made and payable on the date or dates fixed for payment and, in case of non-payment, the provisions of these articles shall apply as if that sum had become payable by virtue of a call.

22.   Power to differentiate

      On any issue of shares the board may make arrangements for a difference between the allottees or holders of the shares in the amounts and times of payment of calls on their shares.

23.   Payment of calls in advance

      The board may, if it thinks fit, receive all or any part of the moneys payable on a share beyond the sum actually called up on it if the holder is willing to make payment in advance and, on any moneys so paid in advance, may (until they would otherwise be due) pay interest at such rate as may be agreed between the board and the member paying the sum in advance.

                              FORFEITURE OF SHARES

24.   Notice of unpaid calls

(1) If the whole or any part of any call or instalment remains unpaid on any share after the due date for payment, the board may serve a notice on the holder requiring him to pay so much of the call or instalment as remains unpaid, together with any accrued interest.

(2) The notice shall state a further day, being not less than fourteen clear days from the date of the notice, on or before which, and the place where, payment is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the share in respect of which the call was made or instalment is payable will be liable to be forfeited.

(3)   The board may accept a surrender of any share liable to be forfeited.

25.   Forfeiture on non-compliance with notice

(1) If the requirements of a notice served under the preceding article are not complied with, any share in respect of which it was given may (before the payment required by the notice is made) be forfeited by a resolution of the board. The forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited share and not actually paid before the forfeiture.

(2) If a share is forfeited, notice of the forfeiture shall be given to the person who was the holder of the share or (as the case may be) the person entitled to the share by transmission and an entry that notice of the forfeiture has been given, with the relevant date, shall be made in the register; but no forfeiture shall be invalidated by any omission to give such notice or to make such entry.

26.   Power to annul forfeiture or surrender

      The board may, at any time before the forfeited or surrendered share has been sold, re-allotted or otherwise disposed of, annul the forfeiture or surrender upon payment of all calls and interest due on or incurred in respect of the share and on such further conditions (if any) as it thinks fit.

27.   Disposal of forfeited or surrendered shares

(1) Every share which is forfeited or surrendered shall become the property of the Company and (subject to the provisions of the Statutes) may be sold, re-allotted or otherwise disposed of, upon such terms and in such manner as the board shall decide either to the person who was before the forfeiture the holder of the share or to any other person and whether with or without all or any part of the amount previously paid up on the share being credited as so paid up. The board may for the purposes of a disposal authorise some person to transfer the forfeited or surrendered share to, or in accordance with the directions of, any person to whom the same has been sold or disposed of.

(2) A statutory declaration by a director or the secretary that a share has been forfeited or surrendered on a specified date shall, as against all persons claiming to be entitled to the share, be conclusive evidence of the facts stated in it and shall (subject to the execution of any necessary transfer) constitute a good title to the share. The new holder of the share shall not be bound to see to the application of the consideration for the disposal (if any) nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings connected with the forfeiture, surrender, sale, re-allotment or disposal of the share.

28.   Arrears to be paid notwithstanding forfeiture or surrender

      A person any of whose shares have been forfeited or surrendered shall cease to be a member in respect of the forfeited or surrendered share and shall surrender to the Company for cancellation the certificate for the share forfeited or surrendered, but shall remain liable (unless payment is waived in whole or in part by the board) to pay to the Company all moneys payable by him on or in respect of that share at the time of forfeiture or surrender, together with interest from the time of forfeiture or surrender until payment at such rate as the board shall decide, in the same manner as if the share had not been forfeited or surrendered. He shall also be liable to satisfy all the claims and demands (if any) which the Company might have enforced in respect of the share at the time of forfeiture or surrender. No deduction or allowance shall be made for the value of the share at the time of forfeiture or surrender or for any consideration received on its disposal.

                                UNTRACED MEMBERS

29.   Sale of shares of untraced members

(1) The Company may sell any share of a member, or any share to which a person is entitled by transmission, if:

      (a) during a period of twelve years at least three cash dividends have become payable in respect of the share to be sold;

      (b) during that period no cash dividend payable in respect of the share has been claimed, no warrant or cheque in respect of the share sent to the address and in the manner provided by these articles for sending such payments has been cashed and no communication has been received by the Company from the member or the person entitled by transmission to the share;

      (c) on or after the expiry of that period of twelve years the Company has published an advertisement in a newspaper circulating in the area in which the address referred to in sub-paragraph (b) is located, giving notice of its intention to sell the share; and

      (d) during the period of three months following the publication of that advertisement and after that period until the exercise of the power to sell the share, the Company has not received any communication from the member or the person entitled by transmission to the share.

(2) The Company's power of sale shall extend to any further share which, on or before the date of publication of the advertisement pursuant to sub-paragraph (1)(c) above, is issued in right of a share to which paragraph (1) applies (or in right of any share to which this paragraph applies) if the conditions set out in sub-paragraphs (1)(b) to (d) are satisfied in relation to the further share (but as if the references to a period of twelve years were references to a period beginning on the date of allotment of the further share and ending on the date of publication of the first of the advertisements referred to above).

(3) To give effect to any sale, the board may authorise some person to transfer the share to, or in accordance with the directions of the purchaser and the new holder of the share shall not be bound to see to the application of the purchase money; nor shall his title to the share be affected by any irregularity in, or invalidity of, the proceedings connected with the sale.

30.   Application of proceeds of sale

(1) The Company shall account to the person entitled to the share at the date of sale for a sum equal to the net proceeds of sale and shall be deemed to be his debtor, and not a trustee for him, in respect of them.

(2) Pending payment of the net proceeds of sale to such person, the proceeds may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company, if any) as the board may from time to time decide.

(3) No interest shall be payable in respect of the net proceeds and the Company shall not be required to account for any moneys earned on the net proceeds.

                               TRANSFER OF SHARES

31.   Form of transfer

(1) Subject to the restrictions in these articles, any member may transfer all or any of his shares by an instrument of transfer in any usual form or in any other form which the board may approve.

(2) The instrument of transfer of a share shall be signed by or on behalf of the transferor and (except in the case of a fully paid share) by or on behalf of the transferee.

(3) The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the register in respect of the share.

32.   Right to refuse to register transfers

(1) The board may, in its absolute discretion and without giving any reason for its decision, refuse to register any transfer of a share which is not fully paid up or on which the Company has a lien.

(2)   The board may also refuse to register any transfer unless it is:

      (a)   in respect of only one class of shares;

      (b)   in favour of no more than four transferees;

      (c) left at the office, or at such other place as the board may decide, for registration; and

      (d) accompanied by the certificate for the shares to be transferred and such other evidence (if any) as the board may reasonably require to prove the title of the intending transferor or his right to transfer the shares.

(3) If the board refuses to register a transfer of a share, it shall, within two months after the date on which the transfer was lodged, send to the transferee notice of the refusal.

33.   No fee payable

      No fee shall be charged for registration of a transfer or other document or instruction relating to or affecting the title to any share.

34.   Retention of instruments

      All instruments of transfer which are registered may be retained by the Company, but any instrument of transfer which the board refuses to register shall (except in any case where fraud or any other crime involving dishonesty is suspected in relation to such transfer) be returned to the person presenting it.

35.   Power to suspend registration of transfers

      The registration of transfers of shares or of any class of shares may be suspended at such times and for such periods (not exceeding thirty days in any year) as the board may decide.

36.   Renunciations

      Nothing in these articles shall preclude the board from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.

                             TRANSMISSION OF SHARES

37.   Transmission on death

      If a member dies, the survivor, where the deceased was a joint holder, and his personal representatives where he was a sole or the only surviving holder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing in these articles shall release the estate of a deceased holder from any liability in respect of any share held by him solely or jointly.

38.   Election of person entitled by transmission

(1) A person becoming entitled to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to a transmission by operation of law may, on producing such evidence as the board may require and subject as provided in this article, elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the holder of the share.

(2) If he elects to be registered himself, he shall give to the Company a notice signed by him to that effect. If he elects to have another person registered, he shall execute a transfer of the share to that person.

(3) All the provisions of these articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer signed by the person from whom the title by transmission is derived and the event giving rise to such transmission had not occurred.

39.   Rights of person entitled by transmission

(1) A person becoming entitled to a share in consequence of a death or bankruptcy or of any other event giving rise to a transmission by operation of law shall have the right to receive and give a discharge for any dividends or other moneys payable in respect of the share and shall have the same rights in relation to the share as he would have if he were the holder except that, until he becomes the holder, he shall not be entitled to attend or vote at any meeting of the Company or any separate general meeting of the holders of any class of shares in the Company.

(2) The board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and, if after ninety days the notice has not been complied with, the board may withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

                        DISCLOSURE OF INTERESTS IN SHARES

40.   Disclosure of interests in shares

(1) This article applies where the Company gives to the holder of a share or to any person appearing to be interested in a share a notice requiring any of the information mentioned in section 212 of the Act (a "section 212 notice").

(2) If a section 212 notice is given by the Company to a person appearing to be interested in any share, a copy shall at the same time be given to the holder, but the accidental omission to do so or the non-receipt of the copy by the holder shall not prejudice the operation of the following provisions of this article.

(3) If the holder of, or any other person appearing to be interested in, any share has been served with a section 212 notice and, in respect of that share (a "default share"), has been in default for a period of 14 days after the date of service of the section 212 notice in supplying to the Company the information required by that notice, the board may decide that all or some of the restrictions referred to below shall apply in respect of the default share. Those restrictions shall continue until:

      (a) the date seven days after the date on which the board is satisfied that the default is remedied; or

      (b)   the board decides to waive those restrictions, in whole or in part.

(4) The restrictions referred to above are that the holder of a default share shall not be entitled, in respect of that share:

      (a) to attend or to vote, either personally or by proxy, at any general meeting or at any separate general meeting of the holders of any class of shares in the Company; or

      (b)   to receive any dividend or other distribution; or

      (c)   to transfer or agree to transfer that share or any rights in it.

(5) If any dividend or other distribution is withheld under paragraph (4)(b) above, the member shall be entitled to receive it as soon as practicable after the restrictions contained in paragraph (4)(b) cease to apply.

(6) If, while any of the restrictions referred to above apply to a share, another share is allotted in right of it (or in right of any share to which this paragraph applies), the same restrictions shall apply to that other share as if it were a default share. For this purpose, shares which the Company allots, or procures to be offered, pro rata (disregarding fractional entitlements and shares not offered to certain members by reason of legal or practical problems associated with issuing or offering shares outside the United Kingdom) to holders of shares of the same class as the default share shall be treated as shares allotted in right of existing shares from the date on which the allotment is unconditional or, in the case of shares so offered, the date of the acceptance of the offer.

(7) For the purposes of this article a person shall be treated as appearing to be interested in any share if the Company has given to the member holding such share a section 212 notice and either (i) the member has named the person as being interested in the share or (ii) (after taking into account any response to any section 212 notice and any other relevant information) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the share.

(8)   The provisions of this article are without prejudice to the provisions of section 216 of the Act and, in particular, the Company may apply to the court under section 216(1) whether or not these provisions apply or have been applied.

                                GENERAL MEETINGS

41.   Annual general meetings

      The board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Statutes.

42.   Extraordinary general meetings

      All general meetings other than annual general meetings shall be called extraordinary general meetings.

43.   Convening of extraordinary general meetings

(1) The board may convene an extraordinary general meeting whenever it thinks fit.

(2)   An extraordinary general meeting may also be convened in accordance with article 83.

(3) An extraordinary general meeting shall also be convened by the board on the requisition of members pursuant to the provisions of the Statutes or, in default, may be convened by such requisitionists, as provided by the Statutes.

(4) The board shall comply with the provisions of the Statutes regarding the giving and the circulation, on the requisition of members, of notices of resolutions and of statements with respect to matters relating to any resolution to be proposed or business to be dealt with at any general meeting of the Company.

                           NOTICE OF GENERAL MEETINGS

44.   Length and form of notice

(1) An annual general meeting and an extraordinary general meeting called for the passing of a special resolution or a resolution of which special notice is required by the Statutes or a resolution appointing any person (other than a retiring director) as a director shall be called by not less than twenty-one clear days' notice. All other extraordinary general meetings shall be called by not less than fourteen clear days' notice.

(2) The notice shall specify the place, day and time of the meeting, and the general nature of the business to be transacted.

(3) Notice of every general meeting shall be given to all members other than any who, under the provisions of these articles or the terms of issue of the shares they hold, are not entitled to receive such notices from the Company, and also to the auditors (or, if more than one, each of them) and to each director.

45.   Omission or non-receipt of notice

      The accidental omission to give notice of a meeting to, or the non-receipt of notice by, any person entitled to receive the notice shall not invalidate the proceedings of that meeting.

                         PROCEEDINGS AT GENERAL MEETINGS

46.   Quorum

(1) No business shall be transacted at any general meeting unless the requisite quorum is present when the meeting proceeds to business.

(2) Except as otherwise provided by these articles two members present in person or by proxy shall be a quorum.

(3) If within fifteen minutes from the time appointed for the holding of a general meeting a quorum is not present, the meeting, if convened on the requisition of members, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week (or, if that day is a holiday, to the next working day) and at the same time and place, as the original meeting, or, subject to article 51(4), to such other day, and at such other time and place, as the board may decide.

(4) If at an adjourned meeting a quorum is not present within fifteen minutes from the time fixed for holding the meeting, the meeting shall be dissolved.

47.   Security

      The board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company or a separate general meeting of the holders of any class of shares of the Company, including, without limitation, arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted. A director or the secretary may refuse entry to a meeting to any person who refuses to comply with any such arrangements.

48.   Chairman

      At each general meeting, the chairman of the board or, if he is absent or unwilling, the deputy chairman (if any) of the board or (if more than one deputy chairman is present and willing) the deputy chairman who has been longest in such office or, if no deputy chairman is present and willing, that one of the other directors who is appointed for the purpose by the board or (failing appointment by the board), by the members present, shall preside as chairman of the meeting, but if no director is present within fifteen minutes after the time fixed for holding the meeting or, if none of the directors present is willing to preside, the members present and entitled to vote shall choose one of their number to preside as chairman of the meeting.

49.   Directors entitled to attend and speak

      Whether or not he is a member, a director shall be entitled to attend and speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares of the Company.

50.   Resolutions and amendments

(1) Subject to the Statutes, a resolution may only be put to the vote at a general meeting if the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(2) In the case of a resolution to be proposed as a special or extraordinary resolution no amendment may be made, at or before the time at which the resolution is put to the vote, to the form of the resolution as set out in the notice of meeting, except to correct a patent error or as may otherwise be permitted by law.

(3) In the case of a resolution to be proposed as an ordinary resolution no amendment may be made, at or before the time at which the resolution is put to the vote, unless:

      (a) in the case of an amendment to the form of the resolution as set out in the notice of meeting, written notice of the intention to move the amendment is lodged at the office no later than 48 hours before the time fixed for the holding of the relevant meeting; or

      (b) in any case, the chairman of the meeting in his absolute discretion otherwise decides that the amendment or amended resolution may properly be put to the vote.

      The giving of written notice under subparagraph (a) above shall not prejudice the power of the chairman of the meeting to rule the amendment out of order.

(4) With the consent of the chairman of the meeting, a person who proposes an amendment to a resolution may withdraw it before it is put to the vote.

(5) If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

51.   Adjournment

(1) With the consent of any meeting at which a quorum is present the chairman of the meeting may (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place.

(2) In addition, the chairman of the meeting may at any time without the consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so.

(3) Nothing in this article shall limit any other power vested in the chairman to adjourn the meeting.

(4) Whenever a meeting is adjourned for thirty days or more or sine die, at least fourteen clear days' notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting but otherwise no person shall be entitled to any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

(5) No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

52.   Accommodation of persons at meeting

      If it appears to the chairman that the place of the meeting specified in the notice convening the meeting is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the place of the meeting or elsewhere, to ensure that each such person who is unable to be accommodated at the place of the meeting is able to participate in the business for which the meeting has been convened and to hear and see all persons present who speak, whether by the use of microphones, loud-speakers, audio-visual communications equipment or otherwise (whether in use when these articles are adopted or developed subsequently).

53.   Method of voting and demand for poll

(1) At a general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before, or immediately after the declaration of the result of, the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:

      (a)   the chairman of the meeting; or

      (b) at least five members present in person or by proxy having the right to vote on the resolution; or

      (c) a member or members present in person or by proxy representing in aggregate not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution; or

      (d) a member or members present in person or by proxy holding shares conferring the right to vote on the resolution on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right;

      and a demand for a poll by a person as proxy for a member shall be as valid as if the demand were made by the member himself.

(2)   No poll may be demanded on the appointment of a chairman of the meeting.

(3) A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman of the meeting and the demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

(4) Unless a poll is demanded (and the demand is not withdrawn), a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or has been carried by a particular majority, or lost, or not carried by a particular majority, shall be conclusive, and an entry to that effect in the minutes of the meeting shall be conclusive evidence of that fact, without proof of the number or proportion of the votes recorded in favour of or against the resolution.

(5) The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

54.   How poll to be taken

(1) If a poll is demanded (and the demand is not withdrawn), it shall be taken at such time (either at the meeting at which the poll is demanded or within thirty days after the meeting), at such place and in such manner (including by electronic means) as the chairman of the meeting shall direct and he may appoint scrutineers (who need not be members).

(2) A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

(3) It shall not be necessary (unless the chairman of the meeting otherwise directs) for notice to be given of a poll whether taken at or after the meeting at which it was demanded.

(4) On a poll votes may be given either personally or by proxy and a member entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

(5) The result of the poll shall be deemed to be a resolution of the meeting at which the poll was demanded.

55.   Chairman's casting vote

      In the case of an equality of votes, either on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place, or at which the poll is demanded, as the case may be, shall be entitled to a further or casting vote in addition to any other vote or votes to which he may be entitled.

                                VOTES OF MEMBERS

56.   Voting rights

      Subject to the provisions of these articles and to any special rights or restrictions as to voting for the time being attached to any shares:

      (a) on a show of hands, every member who is present in person or by proxy, not being himself a member, shall have one vote; and

      (b) on a poll, every member who is present in person or by proxy shall have one vote for every share of which he is the holder.

57.   Representation of corporations

      Any corporation which is a member of the Company may, by resolution of its directors or other governing body, authorise any person to act as its representative at any meeting of the Company or of any class of members of the Company; and the representative shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member present at the meeting in person, including (without limitation) power to vote on a show of hands or on a poll and to demand or concur in demanding a poll. But the board or any director or the secretary may (but shall not be bound to) require evidence of the authority of any such representative.

58.   Voting rights of joint holders

      If more than one of the joint holders of a share tenders a vote on the same resolution, whether personally or by proxy, the vote of the senior who tenders a vote shall be accepted to the exclusion of the vote(s) of the other joint holder(s); and for this purpose seniority shall be determined by the order in which the names stand in the register in respect of the relevant share.

59.   Voting rights of members incapable of managing their affairs

      A member in respect of whom an order has been made by any court having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his receiver, curator bonis or other person in the nature of a receiver or curator bonis appointed by that court, and the receiver, curator bonis or other person may, on a poll, vote by proxy. Evidence to the satisfaction of the board of the authority of the person claiming the right to vote shall be produced at the office (or at such other place as may be specified for the deposit of instruments appointing a proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable.

60.   Voting rights suspended where sums overdue

      Unless the board otherwise decides, a member shall not be entitled to vote, either in person or by proxy, at any general meeting or at any separate general meeting of the holders of any class of shares in the Company in respect of any share held by him unless all calls and other sums presently payable by him in respect of that share have been paid.

61.   Objections to admissibility of votes

      No objection shall be raised as to the admissibility of any vote except at the meeting or adjourned meeting or poll at which the vote objected to is or may be given or tendered, and every vote not disallowed at such meeting or poll shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

                                     PROXIES

62.   Proxies

(1) A proxy need not be a member of the Company and a member may appoint more than one proxy to attend on the same occasion.

(2) Deposit of an instrument of proxy shall not preclude a member from attending and voting in person at the meeting or on the poll concerned.

(3) No instrument of proxy shall be valid except for the meeting mentioned in it and any adjournment of that meeting (including on any poll demanded at the meeting or any adjourned meeting).

63.   Form of proxy

(1) An instrument appointing a proxy shall be in any usual or common form or any other form which the board shall from time to time approve or accept.

(2) The instrument appointing a proxy shall be in writing signed by the appointor, or his agent duly authorised in writing, or, if the appointor is a corporation, shall either be executed under its common seal or be signed by some agent or officer authorised for that purpose. The board may, but shall not be bound to, require evidence of the authority of any such agent or officer.

(3)   The signature on the instrument of proxy need not be witnessed.

64.   Deposit of proxy

(1)   The instrument appointing a proxy:

      (a) shall be deposited at the office (or at such other place as may be specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting) at least 48 hours before the time for holding the meeting at which the person named in the instrument proposes to vote; or

      (b) in the case of a poll taken more than 48 hours after it is demanded or in the case of an adjourned meeting to be held more than 48 hours after the time fixed for holding the original meeting, shall be deposited at the office (or at such other place as may be specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting) at least 24 hours before the time appointed for the taking of the poll or, as the case may be, the time fixed for holding the adjourned meeting; or

      (c) in the case of a poll which is not taken at the meeting at which it is demanded but is taken 48 hours or less after it is demanded, or in the case of an adjourned meeting to be held 48 hours or less after the time fixed for holding the original meeting, shall be delivered at the meeting at which the poll is demanded or, as the case may be, at the original meeting, to the chairman of the meeting or to the secretary or to any director or as directed at the meeting by the chairman of the meeting.

(2) In the case of an instrument signed by an agent of a member who is not a corporation, there shall also be deposited, in the manner set out in paragraph (1) above, the authority under which the instrument is signed or an office copy of it or a copy of it certified in accordance with section 3 of the Powers of Attorney Act 1971.

(3) In the case of an instrument signed by an officer or agent of a corporation, the directors may also require there to be deposited, in the manner set out in paragraph (1) above, the authority under which the instrument is signed, or a notarially certified copy of it, or such other authorities or documents as shall be specified in the notice of the relevant meeting or in any instrument of proxy issued by the Company in connection with the relevant meeting.

(4) The board may decide, either generally or in any particular case, to treat an instrument of proxy or any of the documents required under paragraph
      (2) or (3) above as properly deposited for the purposes of this article if a copy of the instrument or other document is transmitted by facsimile process. Except as aforesaid, if the instrument of proxy and any of the documents required under paragraph (2) or (3) above are not deposited in the manner required above, the person named in the instrument of proxy shall not be entitled to vote in respect of the shares in question.

(5) If two or more valid but differing instruments of proxy are deposited in respect of the same share for use at the same meeting or on the same poll, the one which is last deposited (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the others as regards that share and if the Company is unable to determine which was last deposited, none of them shall be treated as valid in respect of that share.

65.   Notice of revocation of proxy

      A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the proxy or the authority under which the proxy was executed or (until entered in the register) the transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, insanity, revocation or transfer was received at the office (or at such other place at which the instrument of proxy was duly deposited) up to six hours before the time fixed for holding the meeting or adjourned meeting (or, in the case of a poll, before the time appointed for the taking of the poll) at which the vote was given.

                                    DIRECTORS

66.   Number of directors

      Unless otherwise determined by an ordinary resolution of the Company, the directors (other than alternate directors) shall not be subject to any maximum but shall not be less than two in number.

67.   Directors need not be members

      A director need not be a member of the Company.

68.   Age of directors

      No person shall be disqualified from being appointed a director, and no director shall be required to vacate that office, by reason only of the fact that he has attained the age of seventy years or any other age nor shall it be necessary by reason of his age to give special notice of any resolution.

                APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS

69.   Appointment of directors by the Company

(1) Subject to the provisions of these articles, the Company may by ordinary resolution appoint any person who is willing to act to be a director, either to fill a vacancy or as an additional director, but so that the total number of directors shall not exceed any maximum number fixed by or in accordance with these articles.

(2) No person (other than a director retiring by rotation or otherwise) shall be appointed or reappointed a director at any general meeting unless:

      (a)   he is recommended by the board; or

      (b) not less than seven nor more than forty-two days before the date appointed for the meeting there has been given to the Company, by a member (other than the person to be proposed) entitled to vote at the meeting, notice of his intention to propose a resolution for the appointment of that person, stating the particulars which would, if he were so appointed, be required to be included in the Company's register of directors and a notice executed by that person of his willingness to be appointed.

70.   Separate resolutions for appointment of each director

      Every resolution of a general meeting for the appointment of a director shall relate to one named person and a single resolution for the appointment of two or more persons shall be void, unless a resolution that it shall be so proposed has been first agreed to by the meeting without any vote being cast against it.

71.   Other powers to appoint directors

(1) Either the board or the Controlling Shareholder may appoint any person who is willing to act to be a director, either to fill a vacancy or by way of addition to the number of directors but so that the total number of directors shall not exceed any maximum number which may be fixed by or in accordance with these articles. Any director so appointed by the board shall retire from office at the next annual general meeting of the Company, but shall then be eligible for re-appointment.

(2) Any such appointment by the Controlling Shareholder shall be made in writing signed by the Controlling Shareholder and, in the case of a body corporate which is a Controlling Shareholder, the signature of any officer or other duly appointed representative shall suffice. Any such appointment shall take effect when lodged at the office or produced at any meeting of the directors. Every director in office at the date of adoption of these articles shall be deemed to have been appointed pursuant to this article.

72.   Retirement of directors

(1) At each annual general meeting any director who has been appointed by the board since the previous annual general meeting and any director selected to retire by rotation shall retire from office.

(2) A retiring director shall be eligible for re-appointment and (unless he is removed from office or his office is vacated in accordance with these articles) shall retain office until the close of the meeting at which he retires or (if earlier) when a resolution is passed at that meeting not to fill the vacancy or to appoint another person in his place or the resolution to re-appoint him is put to the meeting and lost.

(3) If at any meeting at which the appointment of a director ought to take place the office vacated by a retiring director is not filled up, the retiring director, if willing to act, shall be deemed to be re-appointed, unless at the meeting a resolution is passed not to fill the vacancy or to appoint another person in his place or unless the resolution to re-appoint him is put to the meeting and lost.

73.   Selection of directors to retire by rotation

(1) Neither a director holding the office of chairman or chief executive nor a director appointed (or deemed to have been appointed) by a Controlling Shareholder under article 71 shall be subject to retirement by rotation and in selecting the directors who are to retire by rotation at an annual general meeting any such director and any director who has been appointed by the board since the previous annual general meeting shall be disregarded.

(2) At each annual general meeting one-third of the directors who are subject to retirement by rotation or, if their number is not an integral multiple of three, the number nearest to one-third but not exceeding one-third, shall retire from office but so that if there are fewer than three directors who are subject to retirement by rotation, one shall retire.

(3) The directors to retire by rotation at each annual general meeting shall include (so far as is necessary to obtain the number required) any director who wishes to retire and not to offer himself for re-election and otherwise shall be the directors who, at the date of the notice of the meeting, have been longest in office since their last appointment or re-appointment, but as between persons who became or were last re-appointed directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot.

(4) The names of the directors to retire by rotation shall be stated in the notice of the annual general meeting or in any document accompanying the notice. The directors to retire on each occasion (both as to number and identity) shall be determined by the composition of the board at the start of business on the date of the notice convening the annual general meeting and no director shall be required to retire or be relieved from retiring by reason of any change in the number or identity of the directors after that time but before the close of the meeting.

74.   Removal of directors

(1) The Company may by extraordinary resolution, or by ordinary resolution of which special notice has been given in accordance with the Statutes, remove any director before his period of office has expired notwithstanding anything in these articles or in any agreement between him and the Company.

(2) The Controlling Shareholder may also remove any director. Any such removal shall be made in writing signed by the Controlling Shareholder and, in the case of a body corporate which is a Controlling Shareholder, the signature of any officer or other duly appointed representative shall suffice. Any such removal shall take effect when lodged at the office or produced at any meeting of the directors.

(3) A director may also be removed from office by the service on him of a notice to that effect signed by all the other directors.

(4) Any removal of a director under this article shall be without prejudice to any claim which such director may have for damages for breach of any agreement between him and the Company.

75.   Vacation of office of director

      Without prejudice to the provisions of these articles for retirement or removal the office of a director shall be vacated:

      (a)   if he is prohibited by law from being a director; or

      (b) if he becomes bankrupt or he makes any arrangement or composition with his creditors generally; or

      (c) if he is, or may be, suffering from mental disorder and in relation to that disorder either he is admitted to hospital for treatment or an order is made by a court (whether in the United Kingdom or elsewhere) for his detention or for the appointment of some person to exercise powers with respect to his property or affairs and, in either case, the board resolves that his office be vacated; or

      (d) if for more than six months he is absent (whether or not an alternate director attends in his place), without special leave of absence from the board, from meetings of the board held during that period and the board resolves that his office be vacated; or

      (e) if he serves on the Company notice of his wish to resign, in which event he shall vacate that office on the service of that notice on the Company or at such later time as is specified in the notice; or

      (f)   if he is removed under article 74.

76.   Executive directors

(1) The board may appoint one or more directors to hold any executive office under the Company (including that of chairman, chief executive or managing director) for such period (subject to the provisions of the Statutes) and on such terms as it may decide and may revoke or terminate any appointment so made without prejudice to any claim for damages for breach of any contract of service between the director and the Company.

(2) The remuneration of a director appointed to any executive office shall be fixed by the board and may be by way of salary, commission, participation in profits or otherwise and either in addition to or inclusive of his remuneration as a director.

(3) A director appointed to any executive office shall automatically cease to hold that office if he ceases to be a director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

                               ALTERNATE DIRECTORS

77.   Power to appoint alternate directors

(1) Each director may appoint another director or any other person who is willing to act as his alternate and may remove him from that office. The appointment as an alternate director of any person who is not himself a director shall be subject to the approval of a majority of the directors or a resolution of the board.

(2) An alternate director shall be entitled to receive notice of, and to attend and vote at, any meeting of the board (or of a committee of which the director appointing him is a member) at which the director appointing him is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of his appointor as a director and for the purposes of the proceedings at the meeting the provisions of these articles shall apply as if he were a director.

(3) Every person acting as an alternate director shall (except as regards power to appoint an alternate and remuneration) be subject in all respects to the provisions of these articles relating to directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of the director appointing him. An alternate director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent as if he were a director but shall not be entitled to receive from the Company any fee in his capacity as an alternate director.

(4) Every person acting as an alternate director shall have one vote for each director for whom he acts as alternate, in addition to his own vote if he is also a director, but he shall count as only one for the purpose of determining whether a quorum is present.

(5) Any person appointed as an alternate director shall vacate his office as alternate director if the director by whom he has been appointed vacates his office as director (otherwise than by retirement at a general meeting of the Company at which he is re-elected) or removes him by notice to the Company or on the happening of any event which, if he is or were a director, causes or would cause him to vacate that office.

(6) Every appointment or removal of an alternate director shall be by notice in writing signed by the appointor (or in any other manner approved by the board) and shall be effective (subject to paragraph (1) above) on delivery at the office, to the secretary or at a meeting of the board.

                       REMUNERATION, EXPENSES AND PENSIONS

78.   Remuneration of directors

      The directors (other than any director who for the time being holds an executive office or employment with the Company, any holding company of the Company or a subsidiary of the Company or any such holding company or any director appointed (or deemed to have been appointed) by a Controlling Shareholder under article 71(1)) shall be paid out of the funds of the Company by way of remuneration for their services as directors such fees not exceeding in aggregate US$1,000,000 per annum (or such larger sum as the Company may, by ordinary resolution, determine) as the directors may decide, to be divided among them in such proportion and manner as they may agree or, failing agreement, equally, except that any director who holds office for only part of a period in respect of which such remuneration is payable shall be entitled only to a proportion of such fees according to that part of the period during which he held office. Any fee payable under this article shall be distinct from any remuneration or other amounts payable to a director under other provisions of these articles and shall accrue from day to day.

79.   Special remuneration

(1) The board may grant special remuneration to any director who performs any special or extra services to or at the request of the Company.

(2) Such special remuneration may be paid by way of lump sum, salary, commission, participation in profits or otherwise as the board may decide in addition to any remuneration provided for by or pursuant to any other article.

80.   Expenses

      A director shall be paid out of the funds of the Company all travelling, hotel and other expenses properly incurred by him in and about the discharge of his duties, including his expenses of travelling to and from meetings of the board, committee meetings, general meetings and separate meetings of the holders of any class of securities of the Company.

81.   Pensions and other benefits

      The board may exercise all the powers of the Company to pay, provide or procure the grant of pensions or other retirement or superannuation benefits and death, disability or other benefits, allowances or gratuities to any person who is or has been at any time a director of the Company or in the employment or service of the Company or of any company which is or was a subsidiary of or associated with the Company or of the predecessors in business of the Company or any such subsidiary or associated company or the relatives or dependants of any such person. For that purpose the board may procure the establishment and maintenance of, or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement and pay any insurance premiums.

                               POWERS OF THE BOARD

82.   General powers of the board to manage Company's business

(1) The business of the Company shall be managed by the board which may exercise all the powers of the Company, subject to the provisions of the Statutes, the memorandum, these articles and any ordinary resolution of the Company. No resolution or alteration of the memorandum or these articles shall invalidate any prior act of the board which would have been valid if the resolution had not been passed or the alteration had not been made.

(2) The powers given by this article shall not be limited by any special authority or power given to the board by any other article or any resolution of the Company.

83.   Power to act notwithstanding vacancy

      The continuing directors or the sole continuing director at any time may act notwithstanding any vacancy in their number; but, if the number of directors is less than the minimum number fixed by or in accordance with these articles, they or he may act for the purpose of filling up vacancies or calling a general meeting of the Company, but not for any other purpose. If no director is able or willing to act, then any two members may summon a general meeting for the purpose of appointing directors.

84.   Provisions for employees

      The board may exercise any of the powers conferred by the Statutes to make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiaries.

85.   Power to borrow money

      The board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of its undertaking, property and assets (both present and future) and uncalled capital and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

                          DELEGATION OF BOARD'S POWERS

86.   Delegation to individual directors

      The board may entrust to and confer upon any director any of its powers, authorities and discretions (with power to sub-delegate) on such terms and conditions as it thinks fit and may revoke or vary all or any of them, but no person dealing in good faith shall be affected by any revocation or variation.

87.   Committees

(1) The board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee consisting of such person or persons (whether directors or not) as it thinks fit, provided that the majority of the members of the committee are directors and that no meeting of the committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of those present are directors. The board may make any such delegation on such terms and conditions as it thinks fit and may revoke or vary any such delegation and discharge any committee wholly or in part, but no person dealing in good faith shall be affected by any revocation or variation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations that may be imposed on it by the board.

(2) The proceedings of a committee with two or more members shall be governed by any regulations imposed on it by the board and (subject to such regulations) by the provisions of these articles regulating the proceedings of the board so far as they are capable of applying.

88.   Local boards

(1) The board may establish any local or divisional board or agency for managing any of the affairs of the Company whether in the United Kingdom or elsewhere and may appoint any persons to be members of a local or divisional board, or to be managers or agents, and may fix their remuneration.

(2) The board may delegate to any local or divisional board, manager or agent any of its powers, authorities and discretions (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies.

(3) Any appointment or delegation under this article may be made on such terms and subject to such conditions as the board thinks fit and the board may remove any person so appointed, and may revoke or vary any delegation, but no person dealing in good faith shall be affected by the revocation or variation.

89.   Powers of attorney

      The board may by power of attorney or otherwise appoint any person to be the agent of the Company on such terms (including terms as to remuneration) as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The board may remove any person appointed under this article and may revoke or vary the delegation, but no person dealing in good faith shall be affected by the revocation or variation.

                              DIRECTORS' INTERESTS

90.   Directors' interests and voting

(1) Subject to the provisions of the Statutes a director shall not be disqualified by his office from entering into any contract with the Company, either with regard to his tenure of any office or position in the management, administration or conduct of the business of the Company or as vendor, purchaser or otherwise. Subject to the interest of the director being duly declared, a contract entered into by or on behalf of the Company in which any director is in any way interested shall not be liable to be avoided, nor shall any director so interested be liable to account to the Company for any benefit resulting from the contract, by reason of the director holding that office or of the fiduciary relationship established by his holding that office.

(2) A director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of director for such period (subject to the provisions of the Statutes) and upon such terms as the board may decide and may be paid such extra remuneration for so doing (whether by way of salary, commission, participation in profits or otherwise) as the board may decide, either in addition to or in lieu of any remuneration under any other provision of these articles.

(3) A director may be or become a member or director of, or hold any other office or place of profit under, or otherwise be interested in, any other company in which the Company may be interested and shall not be liable to account to the Company for any benefit received by him as a member or director of, or holder of any other office or place of profit under, or his other interest in, that company.

(4) The board may cause the voting rights conferred by the shares in any other company held or owned by the Company or exercisable by them as directors of that other company to be exercised in such manner in all respects as it thinks fit (including the exercise of voting rights in favour of any resolution appointing the directors or any of them as directors or officers of the other company or voting or providing for the payment of any benefit to the directors or officers of the other company).

(5) A director may act by himself or his firm in a professional capacity for the Company (except as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

(6) The board may purchase and maintain for or for the benefit of any person who holds or has at any time held a relevant office insurance against any liability incurred by him in respect of any act or omission in the actual or purported discharge of his duties or in the exercise or purported exercise of his powers or otherwise in relation to his holding of a relevant office; and for this purpose "relevant office" means that of director, officer, employee or auditor in relation to the Company or any company which is or was a subsidiary undertaking of or associated with the Company or any predecessor in business of the Company or any such subsidiary undertaking or associated company, or that of trustee of any pension fund or retirement, death or disability scheme for the benefit of any employee of the Company or any such subsidiary undertaking or associated company.

(7) A director who to his knowledge is in any way, whether directly or indirectly, interested in a contract with the Company shall declare the nature of his interest at the meeting of the board at which the question of entering into the contract is first taken into consideration, if he knows his interest then exists, or in any other case at the first meeting of the board after he knows that he is or has become so interested. For the purposes of this article, a general notice given to the board by a director to the effect that:

      (a) he is a member of a specified company or firm and is to be regarded as interested in any other contract which may after the date of the notice be made with that company or firm; or

      (b) he is to be regarded as interested in any contract which may after the date of the notice be made with a specified person who is connected with him, shall be deemed to be a sufficient declaration of interest under this article in relation to any such contract but no such notice shall be effective unless either it is given at a meeting of the board or the director takes reasonable steps to secure that it is brought up and read at the next board meeting after it is given.

(8) A director shall not vote (or be counted in the quorum at a meeting) in respect of any resolution concerning his own appointment (including fixing or varying its terms), or the termination of his own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested but, where proposals are under consideration concerning the appointment (including fixing or varying its terms), or the termination of the appointment, of two or more directors to offices or places of profit with the Company or any other company in which the Company is interested, those proposals may be divided and a separate resolution may be put in relation to each director and in that case each of the directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution unless it concerns his own appointment or the termination of his own appointment.

(9) Subject to paragraph (8) above and provided that he has disclosed any interest of his in accordance with paragraph (7) above, a director may vote (and be counted in the quorum at a meeting) in relation to any resolution relating to any contract in which he has an interest.

(10) In this article references to a contract include references to any proposed contract and to any transaction or arrangement whether or not constituting a contract.

                            PROCEEDINGS OF THE BOARD

91.   Board meetings

      The board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A director at any time may, and the secretary at the request of a director at any time shall, summon a board meeting.

92.   Notice of board meetings

      Notice of a board meeting shall be deemed to be properly given to a director if it is given to him personally or by word of mouth or sent in writing to him or by electronic means at his last known address or any other address given by him to the Company for this purpose. A director may waive notice of any meeting either prospectively or retrospectively.

93.   Quorum

      The quorum necessary for the transaction of the business of the board may be fixed by the board and, unless so fixed at any other number, shall be two.

94.   Chairman or deputy chairman to preside

(1) The board may appoint a chairman and one or more deputy chairman or chairmen and may at any time revoke any such appointment.

(2) The chairman, or failing him any deputy chairman (the senior in office taking precedence, if more than one is present), shall, if present and willing, preside at all meetings of the directors but, if no chairman or deputy chairman has been appointed, or if he is not present within five minutes after the time fixed for holding the meeting or is unwilling to act as chairman of the meeting, the directors present shall choose one of their number to act as chairman of the meeting.

95.   Competence of meetings

      A meeting of the board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the board.

96.   Voting

      Questions arising at any meeting of the board shall be determined by a majority of votes. In the case of an equality of votes the chairman of the meeting shall have a second or casting vote.

97.   Telephone meetings

(1) A meeting of the board may consist of a conference between directors some or all of whom are in different places provided that each director who participates is able:

      (a) to hear each of the other participating directors addressing the meeting; and

      (b) if he so wishes, to address all of the other participating directors simultaneously,

      whether directly, by conference telephone or by any other form of communications equipment (whether in use when these articles are adopted or developed subsequently) or by a combination of such methods.

(2) A quorum is deemed to be present if those conditions are satisfied in respect of at least the number of directors required to form a quorum, subject to the provisions of article 90(8).

(3) A meeting held in this way is deemed to take place at the place where the largest group of participating directors is assembled or, if no such group is readily identifiable, at the place from where the chairman of the meeting participates.

98.   Resolutions in writing

      A resolution in writing signed or approved by letter, facsimile, telegram or telex by all the directors entitled to notice of a meeting of the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and constituted. The resolution may be contained in one document or electronic communication or in several documents or electronic communications in like form, each signed or approved by one or more of the directors concerned. For the purpose of this article the signature or approval of an alternate director (if any) shall suffice in place of the signature of the director appointing him.

99.   Validity of acts of directors in spite of formal defect

      All acts bona fide done by a meeting of the board, or of a committee, or by any person acting as a director or a member of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the board or committee or of the person so acting, or that they or any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified to be a director and had continued to be a director or member of the committee and had been entitled to vote.

100.  Minutes

      The board shall cause minutes to be made in books kept for the purpose:

      (a)   of all appointments of officers made by the board;

      (b) of the names of all the directors present at each meeting of the board and of any committee; and

      (c) of all resolutions and proceedings of all meetings of the Company and of any class of members, and of the directors and of any committee.

                          SECRETARY AND OTHER OFFICERS

101.  Secretary

      The secretary shall be appointed by the board for such term, at such remuneration and on such conditions as it thinks fit, and the board may remove from office any person so appointed (without prejudice to any claim for damages for breach of any contract between him and the Company).

102.  Other officers

(1) The board may from time to time appoint any person to any honorary or executive office designated by it, including but not limited to the office of president, vice-president, chief financial officer and treasurer, for such term, at such remuneration (if any) and on such conditions as it thinks fit, and the board may remove from office any person so appointed (without prejudice to any claim for damages for breach of any contract between him and the Company).

(2) A person appointed to any such office need not be a director and shall not, by reason of his holding that office, be deemed to be a director or other officer of the company for the purposes of the Statutes or any other provision of these articles.

                                      SEAL

103.  Seal

(1) The Company may exercise the powers conferred by the Statutes with regard to having official seals and those powers shall be vested in the board.

(2)   The board shall provide for the safe custody of every seal of the Company.

(3) A seal shall be used only by the authority of the board or a duly authorised committee but that authority may consist of an instruction or approval given by letter, facsimile, telegram, telex, telephone or electronic means by a majority of the directors or of the members of a duly authorised committee.

(4) The board may determine who shall sign any instrument to which a seal is applied, either generally or in relation to a particular instrument or type of instrument, and may also determine, either generally or in any particular case, that such signatures shall be dispensed with or affixed by some mechanical means.

(5)   Unless otherwise decided by the board:

      (a) certificates for shares, debentures or other securities of the Company issued under seal need not be signed; and

      (b) every other instrument to which a seal is applied shall be signed by at least one director and the secretary or by at least two directors.

                                    DIVIDENDS

104.  Declaration of dividends by the Company

      The Company may, by ordinary resolution, declare a dividend to be paid to the members, according to their respective rights and interests in the profits, and may fix the time for payment of such dividend, but no dividend shall exceed the amount recommended by the board.

105.  Fixed and interim dividends

      The board may pay such interim dividends as appear to the board to be justified by the financial position of the Company and may also pay any dividend payable at a fixed rate at intervals settled by the board whenever the financial position of the Company, in the opinion of the board, justifies its payment. If the board acts in good faith, none of the directors shall incur any liability to the holders of shares conferring preferred rights for any loss they may suffer in consequence of the payment of an interim dividend on any shares having non-preferred or deferred rights.

106.  Calculation and currency of dividends

(1) Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide:

      (a) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this article as paid up on the share;

      (b) all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; and

      (c)   dividends may be declared or paid in any currency.

(2) The board may agree with any member that dividends which may at any time or from time to time be declared or become due on his shares in one currency shall be paid or satisfied in another, and may agree the basis of conversion to be applied and how and when the amount to be paid in the other currency shall be calculated and paid and for the Company or any other person to bear any costs involved.

107.  Method of payment

(1) The Company may pay any dividend or other sum payable in respect of a share in cash or by cheque, dividend warrant, or money order and may send the same by post to the registered address of the holder or in the case of joint holders to the registered address of that person whose name stands first in the register, or to such person and address as the holder or joint holders may direct in writing. Every cheque, warrant, or order is sent at the risk of the person or persons entitled to the money represented by it and shall be made payable to such person or persons or as he or they may direct in writing and the payment of the cheque, warrant or order shall be a good discharge to the Company.

(2) In addition, any such dividend or other sum may be paid by any bank or other funds transfer system or by such other means and to or through such person as the holder or joint holders may direct in writing, and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or when it has acted on any such direction.

(3) Any joint holder or other person jointly entitled to any share may give an effective receipt for all dividends and other moneys paid in respect of the share.

(4) Any dividend or other sum payable in respect of a share may be paid to a person or persons entitled by transmission to that share as if he or they were the holder or joint holders of that share and his address (or the address of the first named of two or more persons jointly entitled) noted in the register were the registered address.

108.  Dividends not to bear interest

      No dividend or other moneys payable by the Company on or in respect of any share shall bear interest as against the Company unless otherwise provided by the rights attached to the share.

109.  Calls or debts may be deducted from dividends

      The board may deduct from any dividend or other moneys payable to any person (either alone or jointly with another) on or in respect of a share all such sums as may be due from him (either alone or jointly with another) to the Company on account of calls or otherwise in relation to shares of the Company.

110.  Unclaimed dividends etc

      All unclaimed dividends, interest or other sums payable may be invested or otherwise made use of by the board for the benefit of the Company until claimed. All dividends unclaimed for a period of twelve years after having become due for payment shall be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend, interest or other sum payable by the Company on or in respect of any share into a separate account shall not constitute the Company a trustee in respect of it.

111.  Uncashed dividends

      If a cheque, warrant or order for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it is returned to the Company or left uncashed and, after reasonable enquiries, the Company is unable to establish any new address for that person or if such a cheque, warrant or order is returned to the Company or left uncashed on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share due to that person until he notifies the Company of an address to be used for the purpose.

112.  Dividends in specie

(1) With the sanction of an ordinary resolution of the Company and on the recommendation of the board payment of any dividend may be satisfied wholly or in part by the distribution of specific assets and in particular of paid up shares or debentures of any other company.

(2) Where any difficulty arises in regard to the distribution, the board may settle the difficulty as it thinks fit and in particular may issue fractional certificates or ignore fractions, and may fix the value for distribution of the specific assets or any part of them, and may determine that cash payments be made to any members upon the footing of the value so fixed in order to secure equality of distribution, and may vest any of the specific assets in trustees upon such trusts for the persons entitled to the dividend as the board may think fit.

113.  Scrip dividends

(1) The board may, if authorised by an ordinary resolution of the Company, offer any holders of ordinary shares the right to elect to receive further ordinary shares credited as fully paid, instead of cash in respect of all (or some part) of any dividend specified by the ordinary resolution (a "scrip dividend") in accordance with the following provisions of this article.

(2) So long as the ordinary shares are divided into A ordinary shares and B ordinary shares, the further ordinary shares offered to every A ordinary shareholder in respect of his holding of such shares shall be A ordinary shares and the further ordinary shares offered to every B ordinary shareholder in respect of his holding of such shares shall be B ordinary shares.

(3) The ordinary resolution may specify a particular dividend (whether or not already declared) or may specify all or any dividends declared within a specified period.

(4) The basis of allotment shall be decided by the board so that, as nearly as may be considered convenient, the value of the further ordinary shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. The basis of allotment of A ordinary shares and B ordinary shares shall be the same.

(5) For the purposes of paragraph (4) above the value of the further ordinary shares shall be calculated by reference to the closing market price for a fully paid ordinary share (or any certificate or depositary receipt representing or evidencing an entitlement to such a share), adjusted if necessary for the proposed dividend, on any stock exchange or other securities market on which those shares (or such certificates or receipts) are listed or regularly traded for the five business days immediately preceding or following the announcement of the cash dividend to which the scrip dividend relates, as the board may decide.

(6) The board shall give notice to the ordinary shareholders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

(7) The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further ordinary shares shall be allotted in accordance with elections duly made and the board shall capitalise a sum equal to the aggregate nominal amount of the shares to be allotted out of such sums available for the purpose as the board may consider appropriate.

(8) The further ordinary shares so allotted shall rank pari passu in all respects with the fully paid ordinary shares (or ordinary shares of the relevant class) then in issue except as regards participation in the relevant dividend.

(9) The board may decide that the right to elect for any scrip dividend shall not be made available to shareholders resident in any territory where, in the opinion of the board, compliance with local laws or regulations would be unduly onerous.

(10) The board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any ordinary shares in accordance with the provisions of this article, and may make such provisions as they think fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the members concerned). To the extent that the entitlement of any holder of ordinary shares in respect of any dividend is less than the value of one new ordinary share (as determined for the basis of any scip dividend) the board may also from time to time establish or vary a procedure for such entitlement to be accrued and aggregated with any similar entitlement for the purposes of any subsequent scrip dividend.

(11) The board may from time to time establish or vary a procedure for election mandates, under which a holder of ordinary shares may, in respect of any future dividends for which a right of election pursuant to this article is offered, elect to receive ordinary shares in lieu of such dividend on the terms of such mandate.

(12) The board shall not make a scrip dividend available unless the Company has sufficient unissued shares and undistributed profits or reserves to give effect to elections which could be made to receive that scrip dividend.

                           CAPITALISATION OF RESERVES

114.  Capitalisation of reserves

(1) The board may, with the authority of an ordinary resolution of the Company (but subject to article 3 so long as the ordinary shares are divided into A ordinary shares and B ordinary shares):

      (a) resolve to capitalise any sum standing to the credit of any reserve account of the Company (including share premium account and capital redemption reserve) or any sum standing to the credit of profit and loss account not required for the payment of any preferential dividend (whether or not it is available for distribution); and

      (b) appropriate that sum as capital to the ordinary shareholders in proportion to the nominal amount of the ordinary share capital held by them respectively and apply that sum on their behalf in paying up in full any unissued shares or debentures of the Company of a nominal amount equal to that sum and allot the shares or debentures credited as fully paid to those members, or as they may direct, in those proportions or in paying up the whole or part of any amounts which are unpaid in respect of any issued shares in the Company held by them respectively, or otherwise deal with such sum as directed by the resolution provided that the share premium account and the capital redemption reserve and any sum not available for distribution in accordance with the Statutes may only be applied in paying up unissued shares to be allotted credited as fully paid up.

(2) Where any difficulty arises in respect of any distribution of any capitalised reserve or other sum, the board may settle the difficulty as it thinks fit and in particular may make such provisions as it thinks fit in the case of shares or debentures becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than the members concerned) or ignore fractions and may fix the value for distribution of any fully paid up shares or debentures and may determine that cash payments be made to any members on the footing of the value so fixed in order to secure equality of distribution, and may vest any shares or debentures in trustees upon such trusts for the persons entitled to share in the distribution as the board may think fit.

(3) The board may also authorise any person to sign on behalf of the persons entitled to share in the distribution a contract for the acceptance by those persons of the shares or debentures to be allotted to them credited as fully paid under a capitalisation and any such contract shall be binding on all those persons.

115.  Capitalisation of reserves - employees' share schemes

(1) This article (which is without prejudice to the generality of the provisions of the immediately preceding article) applies:

      (a) where a person is granted pursuant to an employees' share scheme a right to subscribe for shares in the Company in cash at a subscription price less than their nominal value; and

      (b) where, pursuant to an employees' share scheme, the terms on which any person is entitled to subscribe in cash for shares in the Company are adjusted as a result of a capitalisation issue, rights issue or other variation of capital so that the subscription price is less than their nominal value.

(2)   In any such case the board:

      (a) shall transfer to a reserve account a sum equal to the deficiency between the subscription price and the nominal value of the shares (the "cash deficiency") from the profits or reserves of the Company which are available for distribution and not required for the payment of any preferential dividend; and

      (b) (subject to paragraph (4) below) shall not apply that reserve account for any purpose other than paying up the cash deficiency upon the allotment of those shares.

(3) Whenever the Company is required to allot shares pursuant to such a right to subscribe, the board shall (subject to the Statutes) appropriate to capital out of the reserve account an amount equal to the cash deficiency applicable to those shares, apply that amount in paying up the deficiency on the nominal value of those shares and allot those shares credited as fully paid to the person entitled to them.

(4) If any person ceases to be entitled to subscribe for shares as described above, the restrictions on the reserve account shall cease to apply in relation to such part of the account as is equal to the amount of the cash deficiency applicable to those shares.

(5) No right shall be granted under any employees' share scheme under paragraph (1)(a) and no adjustment shall be made as mentioned in paragraph
      (1)(b) unless there are sufficient profits or reserves of the Company available for distribution and not required for the payment of any preferential dividend to permit the transfer to a reserve account in accordance with this article of an amount sufficient to pay up the cash deficiency applicable to the shares concerned.

                                  RECORD DATES

116.  Fixing of record dates

(1) Notwithstanding any other provision of these articles, but without prejudice to any rights attached to any shares, the Company or the board may fix a date as the record date by reference to which a dividend will be declared or paid or a distribution, allotment or issue made, and that date may be before, on or after the date on which the dividend, distribution, allotment or issue is declared, paid or made.

(2) In the absence of a record date being fixed, entitlement to any dividend, distribution, allotment or issue shall be determined by reference to the date on which the dividend is declared or the distribution, allotment or issue is made.

                                    ACCOUNTS

117.  Accounting records

(1) The board shall cause accounting records of the Company to be kept in accordance with the provisions of the Statutes.

(2) No member (as such) shall have any right of inspecting any account, book or document of the Company, except as conferred by law or authorised by the board or by any ordinary resolution of the Company.

(3) The Company may send summary financial statements to members instead of copies of its full accounts and reports.

                                     NOTICES

118.  Notices to be in writing

(1) Any notice to be served on or given to any person or by any person pursuant to these articles shall be in writing or, subject to paragraph
      (2), contained in an electronic communication except where otherwise expressly stated. The signature on any notice given by the Company may be printed or reproduced by mechanical means.

(2) The board may from time to time specify the form and manner in which a notice may be given to the Company by electronic means, including one or more addresses for the receipt of an electronic communication and may prescribe such procedure as it thinks fit for verifying the authenticity or integrity of any such electronic communication. A notice may be given to the Company by electronic means only if it is given in accordance with the requirements specified by the board.

119.  Service of notices

(1) A notice in writing, document or other communication may be served by the Company on any member either personally or by sending it through the post addressed to the member at his registered address or by leaving it at that address addressed to the member or by any other means authorised by the member concerned.

(2) Subject to the Statutes, a notice, document or other communication may be given by the Company to any member by electronic means to such address as may from time to time be authorised by the member concerned or by publishing it on a website and notifying the member concerned, in such a manner as he may from time to time authorise, that it has been so published.

(3) In the case of joint holders of a share service or delivery of any notice or other document on or to the joint holder who is named first in the register in respect of the joint holders shall be sufficient service on or delivery to all the holders of the share.

120.  Notice by advertisement

      If at any time by reason of the suspension or curtailment of postal services within the United Kingdom or any other territory the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one newspaper circulating in the relevant territory. In any such case the Company shall send confirmatory copies of the notice by post if at least six clear days before the meeting the posting of notices to addresses throughout the United Kingdom or other relevant territory again becomes practicable.

121.  Evidence of service

(1) Any notice in writing, document or other communication, if served by first class post within the United Kingdom, shall be deemed to have been served on the day following that on which the envelope containing it is put into the post, or, if served by airmail on a person with an address outside the United Kingdom, shall be deemed to have been served on the third day following that on which the envelope containing it was put into the post and in proving such service it shall be sufficient to prove that the letter, envelope or wrapper containing the notice or document was properly addressed, prepaid and put into the post.

(2) Any notice in writing, document or other communication not sent by post but left at a registered address or address for service shall be deemed to have been served or delivered on the day it was so left.

(3) Any notice, document or other communication, if sent by electronic means (including through any relevant system), shall be deemed to have been given on the day following that on which the electronic communication was sent by or on behalf of the Company.

(4) Where notice is given by way of newspaper advertisement, such notice shall be deemed to have been duly served on each member or person entitled to receive it at noon on the day when the advertisement appears or, if it appears on different days, at noon on the first of the days when the advertisement appears.

(5) A member present, either in person or by proxy, at any meeting of the Company or class of members of the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which the meeting was convened.

(6) Every person who becomes entitled to a share shall be bound by every notice in respect of that share which before his name is entered in the register was given to the person from whom he derives his title to the share.

122.  Record date for service

      Any notice or other document may be served or delivered by the Company by reference to the register as it stands at any time not more than 15 days before the date of service or delivery. No change in the register after that time shall invalidate that service or delivery.

123.  Service of notice on person entitled by transmission

      Where a person is entitled by transmission to a share, any notice or other document shall be served upon or delivered to him, as if he were the holder of that share and his address noted in the register were his registered address. In any other case, any notice or other document served on or delivered to any member pursuant to these articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly served or delivered in respect of any share registered in the name of that member as sole or joint holder.

124.  Returned notices

      A member shall not be entitled to receive any communication from the Company if two consecutive communications addressed to him, and properly served under these articles, have been returned to the Company undelivered but he shall again become entitled to receive communications following written notice from him to the Company of a new or corrected registered address. For the purposes of this article, references to a communication include (without limitation) notices of general meetings and any cheque or other instrument of payment; but nothing in this article shall entitle the Company to cease sending any cheques, warrants or orders for dividends or other monies payable in respect of shares, unless it is so entitled under article 110.

DESTRUCTION OF DOCUMENTS

125.  Destruction of documents

(1) The board may authorise or arrange the destruction of documents held by the Company as follows:

      (a) at any time after the expiration of six years from the date of registration, all instruments of transfer of shares and all other documents transferring or purporting to transfer shares or representing or purporting to represent the right to be registered as the holder of shares on the faith of which entries have been made in the register;

      (b) at any time after the expiration of one year from the date of cancellation, all registered share certificates which have been cancelled;

      (c) at any time after the expiration of two years from the date of recording them, all dividend mandates and notifications of change of address; and

      (d) at any time after the expiration of one year from the date of actual payment, all paid dividend warrants and cheques.

(2)   It shall conclusively be presumed in favour of the Company that:

      (a) every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made;

      (b) every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

      (c) every share certificate so destroyed was a valid certificate duly and properly cancelled;

      (d) every other document mentioned in paragraph (1) above so destroyed was a valid and effective document in accordance with the particulars of it recorded in the books and records of the Company; and

      (e)   every paid dividend warrant and cheque so destroyed was duly paid.

(3) The provisions of paragraph (2) above shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant.

(4) Nothing in this article shall be construed as imposing on the Company or the board any liability in respect of the destruction of any document earlier than as stated in paragraph (1) above or in any other circumstances in which liability would not attach to the Company or the board in the absence of this article.

(5) References in this article to the destruction of any document include references to its disposal in any manner.

                                   WINDING UP

126.  Powers to distribute in specie

      If the Company is in liquidation, the liquidator may, with the sanction of an extraordinary resolution of the Company and any other sanction required by the Statutes:

      (a) divide among the members in specie the whole or any part of the assets of the Company and, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members; or

      (b) vest the whole or any part of the assets in trustees upon such trusts for the benefit of members as the liquidator, with the like sanction, shall think fit but no member shall be compelled to accept any assets upon which there is any liability.

                                    INDEMNITY

127.  Indemnity of officers

      Subject to the provisions of and to the extent permitted by the Statutes, but without prejudice to any indemnity to which a director or other officer may otherwise be entitled, every director or other officer (excluding an auditor) of the Company may be indemnified out of the assets of the Company against all liabilities incurred by him in the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office but:

      (a) such indemnity shall not apply to any liability to the extent that it is recovered from any other person; and

      (b) such indemnity is subject to such officer taking all reasonable steps to effect such recovery, to the intent that the indemnity shall not apply where an alternative right of recovery is available and capable of being enforced.

                                   * * * * * *

                                                                   FORM OF PROXY

                        IMPORTANT NOTICE TO SHAREHOLDERS

                                of NDS GROUP PLC
               The Annual Meeting of Shareholders will be held on
                                October 31, 2005
                            10:30 a.m. (Eastern time)
             875 Third Avenue, 25th Floor, New York, New York 10022

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF NDS GROUP PLC FOR ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 31, 2005

The undersigned, a shareholder of NDS Group plc, a corporation incorporated under the laws of the United Kingdom (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying proxy statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and revoking any proxy previously given, hereby constitutes and appoints Alexander Gersh and Abraham Peled, each of them his or her true and lawful agents and proxies with full power of substitution in each to vote the Series A Ordinary Shares, par value $0.01 per share, or Series B Ordinary Shares, par value $0.01 per share, of the Company standing in the name of undersigned at the Annual Meeting of Shareholders of the Company to be held on October 31, 2005 10:30 a.m. at 875 Third Avenue, 25th Floor, New York, New York 10022.

                 (continued and to be signed on the other side)

                                                                   FORM OF PROXY

               v Please Detach and Mail in the Envelope Provided v
--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" THE RE-APPOINTMENT OF ROGER W. EINIGER, "FOR" PROPOSAL
                   5, "FOR" PROPOSAL 6, AND "FOR" PROPOSAL 7

  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
             MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. For the approval of the Company's U.K. Annual Report and Financial Statements for the fiscal year ended June 30, 2005, together with the corresponding Independent Auditors' Report and Directors' Report.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

2. For the approval of the Directors' Remuneration Report for the fiscal year ended June 30, 2005.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

3. For ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006, and the authorization of the Audit Committee of the Board to determine its remuneration in respect of such period.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

4. For the re-appointment of the nominee listed below as a Director of the Company.

      |_| FOR NOMINEE                           NOMINEE: Roger W. Einiger

      |_| WITHHOLD AUTHORITY FOR NOMINEE

5. For the authorization of the Board to allot relevant securities for further issuance up to a maximum nominal amount of $403,429 (a maximum of 40,342,941 Ordinary Shares), with such authority expiring on November 1, 2010 without further shareholder consent.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

6. For the authorization of the Board to allot equity securities up to a maximum nominal amount of $403,429 for cash on a non pre-emptive basis, with such authority expiring on November 1, 2010 without further shareholder consent.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

7. For the approval and adoption of the amended and restated Articles of Association of the Company.

                FOR                 AGAINST             ABSTAIN
                |_|                   |_|                 |_|

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY OR PROXIES WILL VOTE OR ABSTAIN FROM VOTING AT THEIR DISCRETION. IF THE DIRECTOR NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE

Signature of Shareholder                                  Dated           , 2005

Signature of Shareholder                                  Dated           , 2005

NOTE: This proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.